                                                                                                                         Exhibit 4.1

                                                          GMAC MORTGAGE, LLC
                                                             as Servicer,

                                                GMACM HOME EQUITY LOAN TRUST 2007-HE3,
                                                               as Issuer

                                                                  and

                                               THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                                         as Indenture Trustee

                                                       _________________________

                                                          SERVICING AGREEMENT

                                                     Dated as of October 26, 2007
                                                       _________________________

         Section 3.14          Information Required by the Internal Revenue Service and Reports of Foreclosures

         Section 3.20          Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

         Section 6.06          Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses;

         Section 8.08          Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans;

EXHIBIT D-1 - FORM OF FORM 10-K CERTIFICATION.................................................................D-1-1
EXHIBIT D-2 - FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE..........................................D-2-1
EXHIBIT E - SERVICING CRITERIA..................................................................................E-1

         This  Servicing  Agreement,  dated as of October 26, 2007 (the  "Agreement"),  is among GMAC  Mortgage,  LLC, as servicer (the
"Servicer"),  the GMACM Home Equity Loan Trust  2007-HE3,  as issuer (the "Issuer"),  and The Bank of New York Trust Company,  N.A., as
indenture trustee (the "Indenture Trustee").

                                                              WITNESSETH:

         WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  Walnut Grove Mortgage Loan Trust 2003-A,  as seller ("WG Trust 2003" and the "Seller"),  will sell to Residential  Asset Mortgage  Products,  Inc.  ("RAMP"),  as purchaser (in such capacity, the "Purchaser"), the Mortgage Loans on the Closing Date, together with the Related Documents on the Closing Date;

         WHEREAS,  RAMP, as depositor (in such capacity,  the  "Depositor"),  will sell the Mortgage Loans and assign all of its rights under the Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS,  pursuant to the terms of this  Agreement,  the Servicer will service the Mortgage  Loans  directly or through one or more Subservicers.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                                               ARTICLE I

                                                              Definitions

         Section 1.01 Definitions.  For all purposes of this  Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the
Definitions  contained  in  Appendix A to the  indenture  dated as of October 26,  2007 (the  "Indenture"),  between the Issuer and the
Indenture  Trustee,  which is  incorporated  by  reference  herein.  All other  capitalized  terms used herein  shall have the meanings specified herein.

         Section 1.02 Other Definitional Provisions.

         (a)      All terms defined in this Agreement  shall have the defined  meanings when used in any  certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b)      As used in this  Agreement and in any  certificate or other  document made or delivered  pursuant  hereto or thereto, accounting  terms not defined in this Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined,  shall have the  respective  meanings  given to them under  generally  accepted  accounting  principles.  To the extent  that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent  with the  meanings of such terms under  generally  accepted  accounting  principles,  the  definitions  contained  in this
                  Agreement or in any such certificate or other document shall control.

         (c)      The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Agreement  shall refer to this  Agreement as a whole and not to any  particular  provision of this  Agreement;  Section and Exhibit  references contained  in this  Agreement  are  references  to Sections  and Exhibits in or to this  Agreement  unless  otherwise specified; the term "including" shall mean "including without limitation";  "or" shall include "and/or"; and the term
                  "proceeds" shall have the meaning ascribed thereto in the UCC.

         (d)      The definitions  contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e)      Any agreement,  instrument or statute defined or referred to herein or in any instrument or certificate  delivered in connection  herewith  means  such  agreement,  instrument  or  statute  as from  time to time  amended,  modified  or supplemented  and includes (in the case of  agreements or  instruments)  references  to all  attachments  thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 Interest  Calculations.  All  calculations  of  interest  hereunder  that are made in  respect  of the  Principal
Balance of a Mortgage  Loan shall be made on a daily  basis using a 365-day  year.  All  calculations  of interest on the Notes and the calculation of the Servicing Fee shall be made on the basis of a 360-day year  consisting of twelve 30-day  months.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                                              ARTICLE II

                                                    Representations and Warranties

         Section 2.01 Representations  and Warranties  Regarding the Servicer.  The Servicer  represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

         (a)      the Servicer is a limited liability company duly formed,  validly existing and in good standing under the laws of its jurisdiction  of  organization  and has the power to own its  assets  and to  transact  the  business  in which it is currently  engaged.  The  Servicer is duly  qualified to do business as a foreign  entity and is in good  standing in each  jurisdiction  in which the  character  of the business  transacted  by it or  properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material adverse effect (not in the ordinary course of business) on the business, properties, assets, or condition (financial or other) of the Servicer;

         (b)      the  Servicer  has the power and  authority  to make,  execute,  deliver and perform  this  Agreement  and all of the transactions  contemplated  under this  Agreement,  and has taken all necessary  action to authorize  the  execution, delivery and performance of this  Agreement.  When executed and delivered,  this Servicing  Agreement will constitute the legal,  valid and  binding  obligation  of the  Servicer  enforceable  in  accordance  with its terms,  except as enforcement  of such terms may be limited by  bankruptcy,  insolvency or similar laws  affecting the  enforcement  of creditors' rights generally and by the availability of equitable remedies;

         (c)      the  Servicer  is not  required  to obtain the  consent of any other  Person or any  consent,  license,  approval  or authorization from, or registration or declaration with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this Agreement,  except for such consent, license,  approval or  authorization,  or registration  or declaration,  as shall have been obtained or filed, as the case may be;

         (d)      the execution and delivery of this  Agreement and the  performance  of the  transactions  contemplated  hereby by the
                  Servicer  will not violate any material  provision of any  existing law or  regulation  or any order or decree of any court applicable to the Servicer or any provision of the  organizational  documents,  or constitute a material breach of any material  mortgage,  indenture,  contract or other  agreement to which the Servicer is a party or by which the
                  Servicer may be bound;

         (e)      no  litigation  or  administrative  proceeding  of or before any court,  tribunal or  governmental  body is currently pending,  or to the  knowledge of the Servicer  threatened,  against the  Servicer or any of its  properties  or with respect to this  Agreement or the  Securities  which in the opinion of the Servicer  has a reasonable  likelihood  of resulting in a material adverse effect on the transactions contemplated by this Agreement;

         (f)      the  Servicer is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

         (g)      the  servicing  of the Mortgage  Loans has at all times been  conducted in material  compliance  with all  applicable federal,  state and local laws,  rules and  regulations  and there has been no material  violation  of any such laws, rules or regulations arising out of the servicing of the Mortgage Loans.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 Representations  and  Warranties  of the Issuer.  The Issuer hereby  represents  and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

         (a)      the Issuer is a statutory  trust duly  formed and in good  standing  under the laws of the State of Delaware  and has full power,  authority  and legal right to execute and deliver this  Agreement and to perform its  obligations  under this  Agreement,  and has taken all necessary  action to authorize the execution,  delivery and  performance by it of this Agreement; and

         (b)      the  execution  and delivery by the Issuer of this  Agreement and the  performance  by the Issuer of its  obligations under this  Agreement  will not violate any  provision of any law or  regulation  governing  the Issuer or any order, writ,  judgment or decree of any court,  arbitrator or governmental  authority or agency  applicable to the Issuer or any of its assets.  Such execution,  delivery,  authentication  and performance  will not require the  authorization, consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any  governmental  authority or agency  regulating  the activities of limited  liability  companies.
                  Such execution,  delivery,  authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

         Section 2.03 Enforcement of  Representations  and Warranties.  The Servicer,  on behalf of and subject to the direction of the
Indenture  Trustee,  as pledgee of the Mortgage Loans, or the Issuer,  shall enforce the  representations  and warranties of the Seller pursuant to the Purchase  Agreement.  Upon the discovery by the Seller,  the  Depositor,  the  Servicer,  the  Indenture  Trustee,  the
Issuer,  or the Custodian of a breach of any of the  representations  and warranties made by the Seller in the Purchase  Agreement,  in respect of any Mortgage Loan which materially and adversely  affects the interests of the  Securityholders,  the party discovering such breach shall give prompt written  notice to the other parties (the Custodian  being so obligated  under the Custodial  Agreement).  The
Servicer  shall  promptly  notify the Seller of such breach and request  that,  pursuant to the terms of the  Purchase  Agreement,  the
Seller  either (i) cure such breach in all material  respects  within 90 days from the date the Seller was notified of such breach,  or in the case of a breach  which has the effect of making the  Mortgage  Loan fail to be a  "qualified  mortgage"  within the  meaning of
Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by the Seller, the Depositor,  the Servicer,  the
Indenture  Trustee,  the Issuer or the Purchaser or (ii) purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section  3.1(e) of the  Purchase  Agreement;  provided,  that the Seller  shall,  subject to the  conditions  set forth in the
Purchase  Agreement,  have the option to substitute an Eligible  Substitute  Loan or Loans for such Mortgage  Loan,  provided that such substitution  occurs  within two years  following  the Closing  Date.  In the event that the Seller  elects to  substitute  one or more
Eligible  Substitute  Loans  pursuant to Section  3.1(e) of the Purchase  Agreement,  the Seller shall  deliver to the Custodian or the
Servicer,  in accordance with the Purchase  Agreement,  with respect to such Eligible Substitute Loans, the original Mortgage Note, the
Mortgage,  and such other  documents and  agreements as are required by the Purchase  Agreement.  Payments due with respect to Eligible
Substitute  Loans in the month of  substitution  shall not be  transferred  to the  Issuer and will be  retained  by the  Servicer  and remitted  by the  Servicer  to the  Seller on the next  succeeding  Payment  Date  except to the  extent  that a payment  less than the applicable  Monthly  Payment  has been  received  by the  Issuer for such month in respect  of the  Mortgage  Loan to be  removed.  The
Servicer  shall  amend or cause to be amended  the  Mortgage  Loan  Schedule  to reflect  the  removal  of such  Mortgage  Loan and the substitution of the Eligible  Substitute  Loans and the Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner
Trustee and Indenture Trustee.

         It is  understood  and agreed  that the  obligation  of the Seller to cure such  breach or  purchase  or  substitute  for such
Mortgage  Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Issuer and the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  against any Seller.  In  connection  with the purchase of or  substitution  for any such Mortgage Loan by the Seller,  the Issuer shall assign to the Seller all of its right,  title and interest in respect of the Purchase  Agreement  applicable to such Mortgage  Loan.  Upon receipt of the Repurchase  Price,  or upon completion of such  substitution,  the Servicer shall notify the Custodian,  and the Custodian  shall deliver the Mortgage Notes to the
Servicer, together with all relevant endorsements and assignments prepared by the Servicer that the Indenture Trustee shall execute.

                                                              ARTICLE III

                                            Administration and Servicing of Mortgage Loans

         Section 3.01 The Servicer.

         (a)      The Servicer shall service and administer the Mortgage Loans in a manner  generally  consistent with the terms of the
                  Program Guide and in a manner  consistent  with the terms of this Agreement and that shall be normal and usual in its general  mortgage  servicing  activities and consistent with the manner in which it services all other Mortgage Loans in its servicing  portfolio  with  characteristics  similar to those of the Mortgage  Loans.  The Servicer shall have full power and  authority,  acting alone or through a Subservicer,  to do any and all things in connection  with such servicing  and  administration  which it may deem  necessary or desirable,  it being  understood,  however,  that the
                  Servicer shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage
                  Loans,  for the  performance  of its duties and  obligations  hereunder in  accordance  with the terms hereof and the
                  Program  Guide.  Without  limiting the  generality  of the  foregoing,  the Servicer  shall  continue,  and is hereby authorized and empowered by the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage  Loans, to execute and deliver,  on behalf of  itself,  the  Issuer,  the  Indenture  Trustee  or any of them,  any and all  instruments  of satisfaction or cancellation,  or of partial or full release or discharge and all other  comparable  instruments with respect to the Mortgage Loans and the Mortgaged Properties.  The Issuer, the Indenture Trustee and the Custodian,  as
                  applicable,  shall furnish the Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Servicer to carry out its servicing and administrative  duties hereunder.  In addition,  the Servicer may, at its own  discretion  and on behalf of the Indenture  Trustee,  obtain credit  information in the form of a "credit score" from a credit  repository.  On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney  substantially in the form of Exhibit B hereto. The Servicer is further authorized and empowered by the Issuer and the Indenture Trustee,  on behalf of the Noteholders and the Indenture Trustee,  in its own name or in the name of the  Subservicer,  when the Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System,  or cause the removal from the  registration  of any  Mortgage  Loan on the  MERS®  System,  to  execute  and  deliver,  on behalf of the  Indenture  Trustee  and the
                  Noteholders or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Indenture  Trustee and its successors and assigns.  The Indenture  Trustee shall have no ongoing  responsibility  to check the status of the
                  Mortgage Loans on the MERS® System.  Any expenses  incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer, with no right of reimbursement.

         Notwithstanding  the foregoing,  subject to Section 3.02(a),  the Servicer shall not permit any  modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final  regulations  promulgated  thereunder and cause any REMIC to fail to qualify as a REMIC under the
Code or, except as provided in Section 11.01(f) of the Indenture,  cause the imposition of a tax upon any of the REMICs  (including but not limited to the tax on  prohibited  transactions  as defined in Section  860F(a)(2)  of the Code and the tax on  contributions  to a
REMIC set forth in Section 860G(d) of the Code).

         Subject to Section  3.15,  if the Mortgage did not have a Lien senior to the related  Mortgage  Loan on the related  Mortgaged
Property as of the related Cut-Off Date, then the Servicer,  in such capacity,  may not consent to the placing of a Lien senior to that of the  Mortgage  on the  related  Mortgaged  Property.  Subject to Section  3.15,  if the  Mortgage  had a Lien  senior to the related
Mortgage Loan on the related Mortgaged  Property as of the related Cut-Off Date, then the Servicer,  in such capacity,  may not consent to the  refinancing  of such prior senior Lien;  unless (i) the  resulting  CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing or a 70% CLTV (or a 80% CLTV for those  borrowers with a FICO "credit score" of 720 or greater) and
(ii) the interest rate for the loan  evidencing the refinanced  senior Lien is no higher than the interest rate on the loan  evidencing the  existing  senior Lien  immediately  prior to the date of such  refinancing  (meaning,  in the case of an  adjustable  rate loan, a substantially  similar index and a gross margin no higher than that of the existing senior Lien);  provided,  however, that if the loan evidencing  the  existing  senior  Lien  prior to the date of  refinancing  is an  adjustable  rate  loan and the loan  evidencing  the refinanced  senior Lien is a fixed rate loan,  then the interest rate on the loan  evidencing the  refinanced  senior Lien may be up to
2.0% higher than the  then-current  mortgage rate of the loan  evidencing  the existing  senior Lien and (iii) the loan  evidencing the refinanced senior Lien is not subject to negative amortization.

         In  connection  with  servicing  the  Mortgage  Loans,  the Servicer  may take  reasonable  actions to encourage or effect the termination of Mortgage Notes that have become dormant.

         The  relationship  of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b)      The Servicer may enter into  Subservicing  Agreements  with  Subservicers  for the  servicing and  administration  of certain of the Mortgage  Loans.  The Servicer  shall  provide  notice to the  Indenture  Trustee upon entering into a
                  Subservicing  Agreement.  References  in this  Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Servicer and any amount actually  received by such  Subservicer  in respect of a Mortgage  Loan shall be deemed to have been  received by the
                  Servicer whether or not actually received by the Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not  inconsistent  with this Agreement and as the Servicer and the  Subservicer  have agreed.  With the approval of the Servicer,  a Subservicer  may delegate its servicing  obligations to third-party  servicers,  but such Subservicers will remain obligated under the related Subservicing  Agreements.  The Servicer and the Subservicer
                  may enter into amendments to the related Subservicing Agreements;  provided,  however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially  inconsistent with the standards set forth in this Agreement.  The Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer,  the Servicer shall either act as servicer of the related  Mortgage Loan or enter into a  Subservicing  Agreement  with a successor  Subservicer which will be bound by the terms of the  related  Subservicing  Agreement.  The  Servicer  shall be entitled to enter into any agreement with a Subservicer  for  indemnification  of the Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights, duties and obligations of the Servicer are terminated  hereunder,  any successor to the Servicer in its sole  discretion  may, to the extent  permitted by  applicable  law,  terminate  the existing  Subservicing  Agreement  with any
Subservicer  in accordance  with the terms of the applicable  Subservicing  Agreement or assume the  terminated  Servicer's  rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         As  part  of  its  servicing  activities  hereunder,  the  Servicer,  for  the  benefit  of  the  Indenture  Trustee  and  the
Securityholders,  shall use  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under the  related  Subservicing
Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  adverse effect on a Mortgage Loan.
Such  enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination of Subservicing  Agreements and the pursuit of other  appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage Loans. The Servicer shall pay the costs of such  enforcement  at its own  expense,  and  shall be  reimbursed  therefor  only (i) from a  general  recovery  resulting  from  such enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         (c)      All other  documents  contained in the Mortgage File and any original  documents  relating to the Mortgage  Loans not contained in the Mortgage File or delivered to the  Custodian,  if any, or the Indenture  Trustee are and shall be held by the Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

         Section 3.02 Collection of Certain Mortgage Loan Payments.

         (a)      The Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the
                  Mortgage  Loans,  and shall,  to the extent such  procedures  shall be consistent  with this  Agreement and generally consistent  with the Program  Guide,  follow such  collection  procedures as shall be normal and usual in its general mortgage  servicing  activities  and  consistent  with the  procedures  the Servicer  employs in servicing  all other
                  Mortgage Loans in the servicing  portfolio with  characteristics  similar to those of the Mortgage Loans.  Consistent with the  foregoing,  and without  limiting the  generality  of the  foregoing,  the  Servicer may in its  discretion
                  (i) waive any late payment  charge,  penalty  interest or other fees which may be collected in the ordinary course of servicing a Mortgage  Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;  provided,  that such arrangement is consistent with the Servicer's  policies with respect to home equity mortgage loans; and provided further, that notwithstanding such arrangement,  such Mortgage Loans will be included in the information  regarding  delinquent Mortgage Loans set forth in the Servicing  Certificate.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Program Guide; provided,  however, that the Servicer  shall first  determine  that any such waiver or  extension  will not impair the coverage of any related insurance  policy  or  materially  adversely  affect  the  Lien  of the  related  Mortgage  or the  interests  of the
                  Securityholders,  and the  Servicer  shall not grant any such waiver or  extension  that would have any such  effect.
                  Consistent with the terms of this Agreement, the Servicer may also:

                    (i)    waive, modify or vary any term of any Mortgage Loan;

                    (ii)   consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

                    (iii)  arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

                    (iv)   forgive any portion of the amounts contractually owed under the Mortgage Loan;

                    (v)    capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage Loan (a "Capitalization Workout") which will result in an increased Monthly Payment amount, provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the "Capitalized
         Amount") shall be no greater than five times the Mortgagor's current Minimum Monthly Payment amount; and (B) the Servicer shall not enter into a Capitalization Workout unless the CLTV of the Mortgage Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Servicer's servicing guidelines; or

                    (vi)   reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

                  or any combination of the foregoing, if in the Servicer's  determination such waiver,  modification,  postponement or indulgence is not materially adverse to the interests of the Securityholders;  provided,  however,  that the Servicer may not modify or permit any  Subservicer to modify any Mortgage Loan (including  without  limitation any  modification  that would change the Loan Rate, forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan) or extend the final  maturity  date of such Mortgage  Loan) unless such  Mortgage  Loan is in default or, in the judgment of the  Servicer,  such default is reasonably  foreseeable.  The general  terms of any waiver,  modification,  forgiveness,  postponement  or  indulgence  with respect to any of the Mortgage  Loans will be included in the Servicing  Certificate,  and such  Mortgage  Loans will not be considered
"delinquent"  for the purposes of the Basic  Documents so long as the Mortgagor  complies with the terms of such waiver,  modification, forgiveness, postponement or indulgence.

         (b)      The Servicer shall establish a Custodial Account, which shall be an Eligible Account,  titled "GMACM Home Equity Loan
                  Trust  Series  2007-HE3,"  in which the Servicer  shall  deposit or cause to be  deposited  any amounts  representing payments and  collections in respect of the Mortgage Loans received by it subsequent to or on the Cut-Off Date (other than in respect of the payments referred to in the following  paragraph),  within two Business Days following receipt thereof (or otherwise on or prior to the Closing Date),  including the following payments and collections received or made by it (without duplication):

                    (i)    all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

                    (ii)   the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

                    (iii)  Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net Recovery Amounts;

                    (iv)   all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Purchase Agreement, and all
         Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

                    (v)    Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

                    (vi)   amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period.  The foregoing  requirements  respecting  deposits to the
Custodial  Account are exclusive,  it being  understood that,  without limiting the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account amounts  representing  Foreclosure  Profits,  fees (including  annual fees) or late charge penalties, payable by Mortgagors  (such amounts to be retained as additional  servicing  compensation in accordance with Section 3.09 hereof),  or amounts  received by the Servicer for the accounts of Mortgagors  for  application  towards the payment of taxes,  insurance  premiums, assessments  and similar  items.  In the event any amount not required to be deposited in the Custodial  Account is so  deposited,  the
Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The
Servicer shall retain all Foreclosure Profits as additional servicing compensation.

                         The Servicer, in its sole discretion, may deposit into the Custodial Account, Servicer Advances,  representing installments of principal of or interest on Mortgage Loans that were delinquent as of the end of any Collection  Period,  provided that the Servicer  reasonably believes that such amounts will be recoverable from Collections on the related Mortgage Loan; provided further that the Servicer shall not add the amount of any Servicer  Advance to the Principal  Balance of any Mortgage Loan in connection with a modification of any Mortgage Loan. If the Servicer makes any such Servicer Advances, the Servicer shall be entitled to reimburse itself by  withdrawing  from the  Custodial  Account,  as provided  herein,  any amounts so advanced.  The Servicer may cause the  institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments  (including  obligations of the
Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments),  which investments shall mature not later than the Business Day preceding the next succeeding Payment Date, and which investments shall not be sold or disposed of prior to maturity.  In addition,  no such Permitted  Investment  shall be purchased at a price in excess of par. Except as provided  above,  all income and gain realized from any such investment  shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any  losses  incurred  in respect  of the  principal  amount of any such  investments  shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

         (c)      The Servicer  shall  require each  Subservicer  to hold all funds  constituting  collections  on the Mortgage  Loans, pending remittance thereof to the Servicer,  in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in Permitted  Investments,  unless all such  collections are remitted on a daily basis to the Servicer for deposit into the Custodial Account.

         Section 3.03 Withdrawals  from the  Custodial  Account.  The  Servicer  shall,  from  time to time as  provided  herein,  make withdrawals  from the Custodial  Account of amounts on deposit therein  pursuant to Section 3.02 that are  attributable to the Mortgage
Loans for the following purposes:

         (a)      on each  Determination  Date, the Servicer shall  determine the aggregate  amounts to be withdrawn from the Custodial
                  Account and applied  pursuant to Section 3.05(a) of the Indenture and, prior to the close of business on the Business
                  Day prior to the related Payment Date (provided,  however, that the Indenture Trustee shall not be required to invest any amounts deposited into the Note Payment Account after 1:00 p.m.),  shall withdraw such amounts from the Custodial
                  Account and deposit such amounts into the Note Payment  Account to be  distributed  by the Paying Agent in accordance with and in the order or priority set forth in Section  3.05(a) of the Indenture for such Payment Date, in accordance with the Servicing Certificate;

         (b)      to pay to itself any from monthly payments  received from the Mortgagors,  the amount of such payment that represents interest accrued on the related Mortgage Loan for any period prior to the Cut-Off Date;

         (c)      to the extent  deposited to the Custodial  Account,  to reimburse  itself or the related  Subservicer  for previously unreimbursed expenses incurred in maintaining  individual insurance policies pursuant to Section 3.04, or Liquidation
                  Expenses,  paid pursuant to Section 3.07 or otherwise  reimbursable  pursuant to the terms of this  Agreement (to the extent not payable  pursuant to Section 3.09),  such withdrawal right being limited to amounts received on particular
                  Mortgage Loans (other than any Repurchase  Price in respect  thereof) that represent late  recoveries of the payments for which such advances were made, or from related Net  Liquidation  Proceeds or the proceeds of the purchase of such
                  Mortgage Loan;

         (d)      to pay to itself out of each payment  received on account of interest on a Mortgage Loan as  contemplated  by Section
                  3.09,  an amount equal to the related  Servicing  Fee and the  Recovery  Fee (to the extent not retained  pursuant to
                  Section  3.02 or  3.07),  and to pay to any  Subservicer  any  subservicing  fees  not  previously  withheld  by such
                  Subservicer;

         (e)      to the extent  deposited in the Custodial  Account,  to pay to itself as additional  servicing  compensation  any (i)
                  interest or  investment  income earned on funds  deposited in the  Custodial  Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

         (f)      to pay to itself or the Seller,  with respect to any Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred to the Seller,  the Servicer or other entity,  all amounts  received thereon and not  required  to be  distributed  to  Securityholders  as of the date on which  the  related  Purchase  Price or
                  Repurchase Price is determined;

         (g)      to withdraw  any other  amount  deposited in the  Custodial  Account  that was not  required to be deposited  therein pursuant to Section 3.02;

         (h)      to pay to  itself,  with  respect  to any  Mortgage  Loan for which it has made a Servicer  Advance,  any  previously unreimbursed  Servicer Advances of such amounts theretofore made to the extent of receipts of late recoveries of such payments  from the related  Mortgagors,  out of related Net  Liquidation  Proceeds or the proceeds of the purchase of such Mortgage Loans;

         (i)      to  reimburse  itself for the amount of any  investment  earnings  advanced  prior to  maturity  pursuant  to Section
                  3.18(c), to the extent not reimbursed from earnings received on the related investment at maturity;

         (j)      at its option, for so long as it is the sole  Certificateholder,  to pay to itself from amounts otherwise required to be remitted to the  Distribution  Account in  accordance  with  Section 3.05(a)(xvi)  of the  Indenture,  all amounts payable to it as a Certificateholder on the related Payment Date, and

         (k)      to reimburse  itself for Servicer  Advances on a Mortgage Loan that are made pursuant to this  Agreement that are not reimbursed pursuant to clauses (c) or (h) of this Section 3.03.

         Since,  in connection  with  withdrawals  pursuant to clauses (c),  (d), (f) and (h), the  Servicer's  entitlement  thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of  justifying  any  withdrawal  from the Custodial  Account  pursuant to such clauses.  Notwithstanding  any other  provision  of this  Agreement,  the  Servicer  shall be  entitled  to  reimburse  itself  for any previously  unreimbursed  expenses incurred pursuant to Section 3.07 or otherwise  reimbursable pursuant to the terms of this Agreement that the Servicer  determines  to be otherwise  nonrecoverable  (except  with respect to any Mortgage  Loan as to which the  Repurchase
Price has been paid),  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         Section 3.04 Maintenance  of Hazard  Insurance;  Property  Protection  Expenses.  To the extent  permitted  under the  related
Mortgage Note and Mortgage,  and to the extent the Servicer  receives notice that a hazard  insurance  policy has been  cancelled,  the
Servicer  shall cause to be maintained  for each  Mortgage Loan hazard  insurance  naming the Servicer or related  Subservicer  as loss payee thereunder  providing  extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements  securing such Mortgage Loan from time to time or (ii) the combined  principal balance owing on such Mortgage Loan and any mortgage  loan senior to such  Mortgage  Loan from time to time;  provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis.  The Servicer  shall use its best efforts to monitor that hazard  insurance  is  maintained  as  described  in the  previous  sentence in the same manner as it would for mortgage loans in its own  portfolio.  The Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage  Loan,  fire  insurance  with  extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related  hazard  insurance  policy.  Amounts collected  by the  Servicer  under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related
Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance with the Servicer's  normal servicing procedures)  shall be deposited in the  Custodial  Account to the extent  called for by Section  3.02.  In cases in which any Mortgaged
Property  is located at any time during the life of a Mortgage  Loan in a federally  designated  flood  area,  to the extent  permitted under the related  Mortgage  Note and Mortgage,  and to the extent the Servicer  receives  notice that the related flood  insurance has been  cancelled,  the hazard  insurance to be maintained  for the related  Mortgage  Loan shall include flood  insurance (to the extent available).  All such flood  insurance  shall be in amounts equal to the lesser of (i) the amount  required to compensate  for any loss or damage to the related  Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such insurance  available for such Mortgaged  Property  under the national  flood  insurance  program  (assuming  that the area in which such  Mortgaged  Property is located is  participating  in such program).  The Servicer  shall use its best efforts to monitor such flood  insurance as described in the  previous  sentence  in the same  manner  as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall be under no obligation to require that any Mortgagor maintain  earthquake or other additional  insurance and shall be under no obligation itself to maintain any such  additional  insurance on property  acquired in respect of a Mortgage  Loan,  other than pursuant to such  applicable laws and  regulations  as shall at any time be in force and as shall require such  additional  insurance.  If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage  servicing  activities  insuring against hazard losses on all of the
Mortgage  Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section
3.04, it being understood and agreed that such policy may contain a deductible  clause,  in which case the Servicer shall, in the event that there  shall not have been  maintained  on the  related  Mortgaged  Property a policy  complying  with the first  sentence of this
Section  3.04 and there shall have been a loss which  would have been  covered by such  policy,  deposit in the  Custodial  Account the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  Any such deposit by the Servicer shall be made on the last Business Day of the  Collection  Period in the month in which payments under any such policy would have been deposited in the Custodial  Account.  In connection  with its activities as servicer of the Mortgage Loans,  the Servicer  agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

         Section 3.05 Modification  Agreements.  The  Servicer or the  related  Subservicer,  as the case may be,  shall be entitled to
(a) execute  assumption  agreements,  substitution  agreements,  and  instruments of satisfaction or cancellation or of partial or full release or discharge,  or any other  document  contemplated  by this  Agreement and other  comparable  instruments  with respect to the
Mortgage  Loans and with respect to the related  Mortgaged  Properties  (and the Issuer and the Indenture  Trustee each shall  promptly execute  any such  documents  on request of the  Servicer)  and (b) approve  the  granting  of an easement  thereon in favor of another
Person, any alteration or demolition of such Mortgaged  Properties or other similar matters, if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related Mortgage Loans,  that the security for, and the timely and full  collectability  of, such Mortgage Loans would not be adversely  affected  thereby.  A partial release  pursuant to this Section  3.05 shall be permitted  only if the CLTV for the related  Mortgage  Loan after such partial  release does not exceed the
CLTV for such Mortgage Loan as of the related  Cut-Off Date, and provided  further that the Servicer has received an Opinion of Counsel to the effect that such partial  release will not result in an Adverse  REMIC Event.  Any fee  collected by the Servicer or the related
Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         Section 3.06 Trust Estate; Related Documents.

         (a)      When required by the provisions of this Agreement,  the Issuer or the Indenture Trustee shall execute  instruments to release property from the terms of the Trust Agreement,  Indenture or Custodial Agreement,  as applicable,  or convey the  Issuer's or the  Indenture  Trustee's  interest in the same,  in a manner and under  circumstances  that are not inconsistent  with the provisions of this  Agreement.  No party relying upon an instrument  executed by the Issuer or the  Indenture  Trustee as provided in this Section 3.06 shall be bound to  ascertain  the Issuer's or the  Indenture
                  Trustee's  authority,  inquire into the  satisfaction  of any conditions  precedent or see to the  application of any moneys.

         (b)      If from  time to time any  written  assurance,  assumption  agreement  or  substitution  agreement  or other  similar agreement shall be executed  pursuant to Section 3.05, the Servicer shall check that each of such documents  purports to be an original  executed copy (or a copy of the original  executed document if the original executed copy has been submitted for recording and has not yet been  returned)  and, if so, shall file such  documents,  and upon receipt of the  original  executed  copy from the  applicable  recording  office or receipt of a copy  thereof  certified by the applicable  recording office shall file such originals or certified  copies,  with the Related  Documents held by the
                  Servicer.

         (c)      Upon  receipt of a Request for  Release  from the  Servicer,  substantially  in the form of Exhibit C hereto,  to the effect that a Mortgage  Loan has been the subject of a final  payment or a prepayment  in full and such Mortgage Loan has been terminated or that  substantially all Net Liquidation  Proceeds that have been determined by the Servicer in its reasonable judgment to be finally  recoverable have been recovered,  and upon deposit to the Custodial Account of such final monthly payment,  prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable,  Net Liquidation Proceeds, the Custodian shall promptly release the Related  Documents  held by the  Custodian to the  Servicer.  The  Indenture  Trustee  shall execute such Related
                  Documents,  along with such documents as the Servicer or the related  Mortgagor may request to evidence  satisfaction and discharge of such Mortgage Loan,  upon request of the Servicer.  If from time to time and as appropriate  for the servicing or foreclosure of any Mortgage Loan, the Servicer  requests the Custodian to release the Related  Documents held by the  Custodian and delivers to the Custodian a trust  receipt  reasonably  satisfactory  to the Custodian and signed by a  Responsible  Officer of the  Servicer,  the  Custodian  shall  release  such  Related  Documents  to the
                  Servicer.  If such Mortgage Loans shall be liquidated and the Custodian  receives a certificate  from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the trust receipt to the Servicer.

         Section 3.07 Realization  Upon Defaulted  Mortgage  Loans.  With respect to any Mortgage Loan that comes into and continues in default,  the Servicer shall decide whether to (i) foreclose upon the related Mortgaged  Property,  (ii) write off the unpaid Principal
Balance thereof as bad debt,  (iii) take a deed in lieu of foreclosure,  (iv) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total  amount  contractually  owed in order to  facilitate  a sale of the  Mortgaged  Property by the  Mortgagor),
(v) permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor not involving a sale of the Mortgaged  Property),  (vi) arrange for a repayment plan,  (vii) agree to a  modification  in accordance  with this  Agreement or (viii) take an unsecured note in each case subject to the rights of any related first Lien holder;  provided,  that in connection with the foregoing,  if the Servicer has actual  knowledge that any Mortgaged  Property is affected by hazardous or toxic wastes or substances  and that the  acquisition  of such  Mortgaged  Property would not be commercially  reasonable,  then the Servicer shall not cause the Issuer or the Indenture  Trustee to acquire title to such
Mortgaged  Property in a  foreclosure  or similar  proceeding.  In  connection  with such  decision,  the  Servicer  shall  follow such practices  (including,  in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be  appropriate  by the Servicer) and  procedures as it shall deem necessary or advisable and as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;  provided,  that the Servicer shall  not be liable  in any  respect  hereunder  if the  Servicer  is acting in  connection  with any such  foreclosure  or  attempted foreclosure  which is not completed or other  conversion  in a manner that is consistent  with the  provisions of this  Agreement.  The foregoing  is  subject  to the  proviso  that the  Servicer  shall not be  required  to expend  its own  funds in  connection  with any foreclosure  or attempted  foreclosure  which is not completed or towards the  correction of any default on a related  senior  mortgage loan or  restoration  of any property  unless it shall  determine  that such  expenditure  will  increase  the related Net  Liquidation
Proceeds.  In the event of a  determination  by the Servicer that any such  expenditure  previously  made pursuant to this Section 3.07 will not be  reimbursable  from Net  Liquidation  Proceeds,  the Servicer shall be entitled to  reimbursement  of its funds so expended pursuant to Section 3.03.

         Notwithstanding  any provision of this Agreement,  a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection therewith have been received;  provided,  however,  that the Servicer may continue to pursue  recovery of such  Mortgage  Loan and any Recovery  Amount with respect to any such Mortgage Loan shall be deposited into the Custodial  Account.  If the Servicer  continues to pursue  recovery,  the Servicer  shall be entitled to the Recovery Fee with respect to that Mortgage Loan and to be reimbursed  for any Servicer  Advances and expenses from Recovery  Amounts with respect to such
Mortgage Loan as though such Mortgage Loan  continued to be an Outstanding  Mortgage Loan  hereunder.  For purposes of determining  the amount of any Net  Liquidation  Proceeds,  Insurance  Proceeds or other  unscheduled  collections,  the  Servicer may take into account minimal  amounts of  additional  receipts  expected to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in connection with such Mortgage Loan.

         In the event that title to any Mortgaged  Property is acquired in foreclosure or by deed in lieu of  foreclosure,  the deed or certificate  of sale shall be issued to the Indenture  Trustee,  which shall hold the same on behalf of the Issuer in  accordance  with
Section 3.13 of the Indenture.  Notwithstanding  any such  acquisition of title and  cancellation  of the related  Mortgage Loan,  such
Mortgaged Property shall (except as otherwise  expressly  provided herein) be considered to be an outstanding  Mortgage Loan held as an asset of the Issuer until such time as such property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations hereunder,  so long as the related  Mortgage  Loan shall be considered to be an  outstanding  Mortgage  Loan, it shall be assumed that, notwithstanding that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note in effect at the time of any such  acquisition  of title before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period will remain in effect.

         Any proceeds  from  foreclosure  proceedings  or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this
Agreement,  as well as any recovery resulting from a collection of Net Liquidation Proceeds or Insurance Proceeds,  shall be applied in the following  order of priority:  first,  to reimburse the Servicer or the related  Subservicer in accordance  with this Section 3.07;
second,  to pay the  Servicer or the related  Subservicer  all  Servicing  Fees  payable  therefrom;  third,  to pay accrued and unpaid interest  on such  Mortgage  Loan,  at the Net Loan Rate to the Payment  Date on which such  amounts  are to be  deposited  in the Note
Payment  Account or  Distribution  Account;  and fourth,  as a recovery of principal on such Mortgage Loan. Any remaining  amount shall constitute Foreclosure Profits.

         In the event that the Trust  acquires  any  Mortgaged  Property as aforesaid  or  otherwise  in  connection  with a default or imminent  default  on a  Mortgage  Loan,  the  Servicer  on behalf  the Trust  shall  dispose  of such  Mortgaged  Property  as soon as practicable,  giving due consideration to the interests of the Noteholders, the Certificateholders,  but in all cases within three full years after the taxable year of its  acquisition  by the Trust for purposes of Section  860G(a)(8) of the Code (or such shorter  period as may be necessary under  applicable  state  (including any state in which such property is located) law to maintain the status of any
REMIC as a REMIC under  applicable  state law and avoid taxes  resulting from such property  failing to be  foreclosure  property under applicable  state law) or, at the  expense of the Trust,  request,  more than 60 days before the day on which such grace  period  would otherwise  expire,  an extension of such grace period  unless the  Servicer  obtains for the  Indenture  Trustee an Opinion of Counsel, addressed  to the  Indenture  Trustee  and the  Servicer,  to the  effect  that the  holding  by the Trust of such  Mortgaged  Property subsequent to such period will not result in the  imposition of taxes on  "prohibited  transactions"  as defined in Section 860F of the
Code or cause the Trust to fail to qualify as a REMIC (for  federal (or any  applicable  State or local)  income tax  purposes)  at any time that any  Certificates  are  outstanding,  in which case the Trust may continue to hold such  Mortgaged  Property  (subject to any conditions  contained in such Opinion of Counsel).  The Servicer shall be entitled to be reimbursed from the Custodial  Account for any costs  incurred in  obtaining  such  Opinion of Counsel,  as provided in Section  3.03.  Notwithstanding  any other  provision  of this
Agreement,  no Mortgaged  Property  acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust in such a manner or  pursuant  to any terms that would (i) cause such  Mortgaged  Property to fail to qualify as
"foreclosure  property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal income taxes on the income earned from such Mortgaged  Property,  including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

         Section 3.08 Issuer and  Indenture  Trustee to  Cooperate.  On or before  each  Payment  Date,  the  Servicer  will notify the
Indenture  Trustee or the Custodian,  with a copy to the Issuer,  of the  termination of or the payment in full and the  termination of any Mortgage  Loan during the  preceding  Collection  Period.  Upon receipt of payment in full,  the Servicer is authorized to execute, pursuant to the  authorization  contained in Section  3.01,  an  instrument  of  satisfaction  regarding  the related  Mortgage,  which instrument  of  satisfaction  shall be recorded by the Servicer if required by applicable  law and be delivered to the Person  entitled thereto and to cause the removal from the  registration  on the MERS® System of such  Mortgage.  It is  understood  and agreed that any expenses  incurred in connection with such  instrument of  satisfaction  or transfer shall be reimbursed from amounts  deposited in the
Custodial  Account.  From time to time and as appropriate  for the servicing or foreclosure of any Mortgage Loan, the Custodian  shall, upon request of the Servicer and delivery to the Custodian,  with a copy to the Issuer, of a Request for Release,  in the form attached hereto as Exhibit C, signed by a Servicing  Officer,  release or cause to be released the related  Mortgage Note to the  Servicer.  The
Issuer or Indenture  Trustee shall promptly  execute such documents,  in the forms provided by the Servicer,  as shall be necessary for the  prosecution of any such  proceedings or the taking of other servicing  actions.  Such trust receipt shall obligate the Servicer to return such Mortgage  Note to the  Custodian  (as  specified in such receipt) when the need therefor by the Servicer no longer  exists, unless the Mortgage Loan shall be  liquidated,  in which case,  upon receipt of a certificate  of a Servicing  Officer  similar to that specified above, such trust receipt shall be released to the Servicer.

         In order to facilitate the  foreclosure of the Mortgage  securing any Mortgage Loan that is in default  following  recordation of the related  Assignment  of Mortgage in  accordance  with the  provisions of the Purchase  Agreement,  the Indenture  Trustee or the
Issuer  shall,  if so requested in writing by the  Servicer,  promptly  execute an  appropriate  assignment in the form provided by the
Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall  unambiguously  indicate that the assignment is for the purpose of collection  only),  and, upon such  assignment,  such assignee for collection  will thereupon bring all  required  actions  in its own name and  otherwise  enforce  the terms of such  Mortgage  Loan and  deposit or credit the Net
Liquidation  Proceeds,  exclusive of Foreclosure  Profits,  received with respect thereto into the Custodial Account. In the event that all  delinquent  payments  due under any such  Mortgage  Loan are paid by the  Mortgagor  and any other  defaults  are cured,  then the assignee for collection  shall promptly  reassign such Mortgage Loan to the Indenture  Trustee and return all Related  Documents to the place where the related Mortgage File was being maintained.

         In  connection  with the Issuer's  obligation  to cooperate as provided in this Section 3.08 and all other  provisions of this
Agreement  requiring  the Issuer to  authorize  or permit any actions to be taken with respect to the  Mortgage  Loans,  the  Indenture
Trustee,  as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer  pursuant to Section
3.13 of the  Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such actions on behalf of the Issuer and to promptly execute and return all  instruments  reasonably  required by the  Servicer in  connection  therewith;  provided,  that if the  Servicer requests a signature of the Indenture  Trustee,  on behalf of the Issuer,  then the Servicer shall deliver to the Indenture  Trustee an
Officer's  Certificate  stating that such  signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 3.09 Servicing  Compensation;  Payment of Certain Expenses by Servicer.  The Servicer shall be entitled to receive the
Servicing  Fee in  accordance  with Section 3.03 as  compensation  for its services in connection  with  servicing the Mortgage  Loans.
Moreover,  late payment  charges and other receipts not required to be deposited in the Custodial  Account as specified in Section 3.02 shall be retained by the Servicer as additional  servicing  compensation.  The Servicer shall be required to pay all expenses  incurred by it in connection with its activities  hereunder  (including payment of all other fees and expenses not expressly stated hereunder to be for the  account  of the  Securityholders),  including  the fees and  expenses  of the  Owner  Trustee,  Indenture  Trustee  and the
Custodian, and shall not be entitled to reimbursement therefor.

         Section 3.10 Annual Statement as to Compliance.

         (a)      The Servicer  will deliver to the  Depositor  and the  Indenture  Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the  Commission,  a servicer  compliance  certificate,  signed by an  authorized  officer of the
                  Servicer, as described in Item 1123 of Regulation AB, to the effect that:

                  (i)      A review of the  Servicer's  activities  during  the  reporting  period  and of its  performance  under this
Servicing Agreement has been made under such officer's supervision; and

                  (ii)     To the best of such  officer's  knowledge,  based on such  review,  the Servicer  has  fulfilled  all of its obligations  under this Servicing  Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.

                  The  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

         (b)      The  Servicer  shall  deliver to the Issuer and the  Indenture  Trustee,  promptly  after having  obtained  knowledge thereof,  but in no event  later  than  five  Business  Days  thereafter,  written  notice  by means of an  Officer's
                  Certificate  of any event  which with the  giving of notice or the lapse of time or both,  would  become a  Servicing
                  Default.

         Section 3.11 Annual  Independent Public  Accountants'  Servicing Report. On or before the earlier of (a) March 31 of each year or (b) with  respect  to any  calendar  year  during  which the  Depositor's  annual  report on Form  10-K is  required  to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the Servicer at its expense shall cause a firm of  independent  public  accountants,  which shall be members of the  American  Institute of Certified  Public  Accountants,  to
furnish a report to the  Depositor  and the  Indenture  Trustee  the  attestation  required  under Item  1122(b) of  Regulation  AB. In rendering such statement,  such firm may rely, as to matters relating to the direct  servicing of Mortgage Loans by Subservicers,  upon comparable  statements  for  examinations  conducted by  independent  public  accountants  substantially  in accordance  with standards established by the American  Institute of Certified  Public  Accountants  (rendered  within one year of such statement) with respect to such Subservicers.

         Section 3.12 Access to Certain  Documentation  and Information  Regarding the Mortgage Loans.  Whenever required by statute or regulation,  the Servicer shall provide to any  Securityholder  upon reasonable  request (or a regulator for a  Securityholder)  or the
Indenture  Trustee,  reasonable  access to the  documentation  regarding  the Mortgage  Loans.  Such access  shall be afforded  without charge,  but only upon  reasonable  request and during normal  business  hours at the offices of the Servicer.  Nothing in this Section
3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting  disclosure of information  regarding
Mortgagors,  and the failure of the Servicer to provide  access as provided in this Section 3.12 as a result of such  obligation  shall not constitute a breach of this Section 3.12.

         Section 3.13 Maintenance  of Certain  Servicing  Insurance  Policies.  The Servicer  shall,  during the term of its service as servicer,  maintain in force and effect (i) a policy or policies of insurance  covering  errors and omissions in the performance of its obligations  as Servicer  hereunder  and (ii) a fidelity  bond in respect of its  officers,  employees  or agents.  Each such policy or policies and fidelity  bond shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie Mac,  whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

         Section 3.14 Information  Required by the Internal  Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged
Property.  The Servicer  shall prepare and deliver all federal and state  information  reports with respect to the Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws. In particular,  with respect to the  requirement  under Section
6050J of the Code to the effect that the Servicer or Subservicer  shall make reports of foreclosures  and abandonments of any mortgaged property for each year beginning in 2005, the Servicer or Subservicer  shall file reports  relating to each instance  occurring  during the previous  calendar year in which the Servicer (a) on behalf of the Issuer,  acquired an interest in any Mortgaged  Property through foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any Mortgaged  Property had been abandoned.  The reports from the Servicer or Subservicer shall be in form and substance  sufficient to meet the reporting  requirements  imposed by Section 6050J and Section 6050H (reports  relating to mortgage  interest  received) of the
Code.

         Section 3.15 Optional Repurchase or Transfer of Mortgage Loans.

         (a)      Notwithstanding  any  provision  in  Section  3.07 to the  contrary,  the  Servicer,  at its  option  and in its sole discretion,  may repurchase any Mortgage Loan that is delinquent in payment by a period of ninety (90) days or longer for a price equal to the  Repurchase  Price,  provided  that any such  repurchase  shall occur only during the 60-day period commencing on the first day of the next calendar month.

         (b)      The  Servicer  shall  repurchase  any  Mortgage  Loan for a price  equal to the  Repurchase  Price (i) if the related
                  Mortgage  did not have a Lien  senior to it as of the  related  Cut-Off  Date,  and,  at the  request of the  related
                  Mortgagor,  the Servicer at its option and in its sole  discretion  agrees to the  placement of a Lien on the related
                  Mortgaged  Property  senior to that of such Mortgage or (ii) at the request of the Mortgagor,  the Servicer agrees to the  refinancing  of the Lien senior to that of the related  Mortgage  resulting  in a CLTV that does not satisfy the conditions set forth in Section 3.01(a) herein.

         (c)      Subject to the  conditions  set forth below,  the Servicer,  upon receipt of written  notice and  direction  from the
                  Issuer,  shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer as of the close of business on a Payment  Date (the  "Transfer  Date").  On the fifth  Business  Day (the  "Transfer  Notice  Date") prior to the
                  Transfer Date  designated in such notice,  the Servicer  shall give the Indenture  Trustee and the Rating  Agencies a notice of the proposed  retransfer that contains a list of the Mortgage Loans to be  retransferred.  Such retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

                    (i)    On the Transfer  Date, the  Overcollateralization  Amount (after giving effect to the removal from the Trust
         Estate of the Mortgage Loans proposed to be retransferred) will equal or exceed the Overcollateralization Target Amount;

                    (ii)   On or before the  Transfer  Date,  the Servicer  shall have  delivered  to the  Indenture  Trustee a revised
         Mortgage Loan Schedule  showing that the Mortgages  Loans  transferred  to the  Certificateholders  are no longer owned by the
         Trust Estate;

                    (iii)  The Servicer  shall  represent and warrant that the Mortgage  Loans to be removed from the Trust Estate were selected at random; and

                    (iv)   The Servicer  shall have delivered to the Indenture  Trustee an officer's  certificate  certifying  that the items set forth in  subparagraphs  (i) through (v),  inclusive,  have been performed or are true and correct,  as the case may
         be. The Indenture  Trustee may  conclusively  rely on such  officer's  certificate,  shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         The Servicer  shall not be permitted to effect the  retransfer  of any  Mortgage  Loan except under the  conditions  specified above.  Upon  receiving the requisite  notice and direction  from the Issuer,  the Servicer shall perform in a timely manner those acts required of it, as specified  above.  Upon  satisfaction  of the above  conditions,  on the Transfer Date the  Indenture  Trustee shall deliver,  or cause to be delivered,  to the Issuer a written  itemization  of each Mortgage Loan being  transferred,  together with the
Mortgage  File for each such  Mortgage  Loan,  and the  Indenture  Trustee shall execute and deliver to the Issuer or its designee such other documents  prepared by the Servicer as shall be reasonably  necessary to transfer such Mortgage Loans to the  Certificateholders.
Any such transfer of the Trust Estate's right,  title and interest in and to Mortgage Loans shall be without  recourse,  representation or warranty by or of the Indenture Trustee or the Trust Estate to the Issuer or its designee.

         Section 3.16 Reserved.

         Section 3.17 Reserved

         Section 3.18 Reserved

         Section 3.19 Reserved.

         Section 3.20 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

         (a)      When any  Mortgaged  Property  is conveyed  by the  Mortgagor,  the  Servicer  or  Subservicer,  to the extent it has knowledge of such conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and governmental regulations,  but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

                    (i)    the Servicer  shall not be deemed to be in default  under this Section  3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

                    (ii)   if the Servicer  determines that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid enforcement of a due-on-sale  clause contained in any Mortgage
         Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b)      Subject to the Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section 3.20(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an assumption or  modification  agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the  Indenture  Trustee,  or if an instrument of release  signed by the Indenture  Trustee is required  releasing the
                  Mortgagor  from  liability on the Mortgage  Loan,  the Servicer is  authorized,  subject to the  requirements  of the sentence next following,  to execute and deliver, on behalf of the Indenture Trustee,  the assumption  agreement with the Person to whom the  Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement to the
                  Mortgage Note or Mortgage or other  instruments as are reasonable or necessary to carry out the terms of the Mortgage
                  Note or Mortgage or  otherwise  to comply with any  applicable  laws  regarding  assumptions  or the  transfer of the
                  Mortgaged  Property to such Person provided,  however,  none of such terms and requirements shall either (i) both (A)
                  constitute a  "significant  modification"  effecting an exchange or  reissuance of such Mortgage Loan under the REMIC
                  Provisions  and (B) cause any REMIC to fail to qualify as a REMIC under the Code, or (subject to Section  11.01(f) of the Indenture),  result in the imposition of any tax on "prohibited transactions" or (ii) constitute  "contributions"
                  after the start-up date under the REMIC  Provisions.  The Servicer  shall execute and deliver such  documents only if it reasonably  determines that (i) its  execution and delivery thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers  under any Required  Insurance  Policies  have been obtained and (iii)
                  subsequent to the closing of the  transaction  involving the  assumption  or transfer (A) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (B) the Mortgage Loan will fully amortize over the remaining  term thereof,  (C) no material term of the Mortgage Loan  (including the interest rate on the Mortgage
                  Loan) will be altered  nor will the term of the  Mortgage  Loan be changed  and (D) if the  seller/transferor  of the
                  Mortgaged  Property is to be released  from  liability  on the  Mortgage  Loan,  such  release will not (based on the
                  Servicer's or  Subservicer's  good faith  determination)  adversely affect the  collectability  of the Mortgage Loan.
                  Upon receipt of appropriate  instructions  from the Servicer in accordance with the foregoing,  the Indenture Trustee shall execute any necessary  instruments  for such  assumption or substitution of liability as directed in writing by the Servicer.  Upon the closing of the  transactions  contemplated  by such  documents,  the Servicer shall cause the originals or true and correct  copies of the  assumption  agreement,  the release (if any),  or the  modification  or supplement to the Mortgage  Note or Mortgage to be delivered to the Indenture  Trustee or the Custodian and deposited with the Mortgage File for such Mortgage  Loan.  Any fee  collected by the Servicer or such related  Subservicer  for entering  into an  assumption  or  substitution  of  liability  agreement  will be retained  by the  Servicer or such
                  Subservicer as additional servicing compensation.

         Section 3.21 Advance Facility.

         (a)      The  Servicer is hereby  authorized  to enter into any facility  (an  "Advance  Facility")  with any Person (any such
                  Person, an "Advance Facility Counterparty"),  without the consent of any party to this Agreement, which provides that the Servicer may pledge or sell its rights to receive  reimbursement of Servicer  Advances pursuant to this Agreement
                  ("Advance  Reimbursement  Rights")  pursuant  to credit  facilities,  repurchase  facilities,  or similar  facilities providing  liquidity  for the funding of the Servicer  Advances,  including  facilities  providing  that such Advance
                  Facility  Counterparty  may make all or a portion of the  Servicer  Advances.  Notwithstanding  the  existence of any
                  Advance  Facility under which an Advance  Facility  Counterparty  agrees to fund Servicer  Advances on the Servicer's behalf,  the Servicer shall remain obligated  pursuant to this Agreement to make any Servicer Advances as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

         (b)      If the  Servicer  enters  into an Advance  Facility,  and for so long as an  Advance  Facility  Counterparty  remains entitled to receive  reimbursement  for any Servicer Advances  ("Advance  Reimbursement  Amount"),  then the Servicer shall identify such Advance  Reimbursement  Amount as received,  consistently with the reimbursement rights set forth in Sections  3.03 of this  Agreement,  and shall  remit such  Advance  Reimbursement  Amount in  accordance  with the documentation  establishing  the Advance  Facility to such Advance  Facility  Counterparty or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advance Facility  Counterparty.  Notwithstanding  the foregoing,  if so  required  pursuant  to the terms of the Advance  Facility,  the  Servicer  may  withdraw  from the
                  Custodial  Account or direct the Indenture  Trustee to withdraw,  as  applicable,  and the Servicer  shall,  or if so directed,  the Indenture  Trustee is hereby  authorized to and shall pay to the Advance Facility  Counterparty or the
                  Advance Facility Trustee the Advance Reimbursement Amount identified pursuant to the preceding sentence.

         (c)      The Advance  Reimbursement  Amount shall consist solely of amounts in respect of Servicer  Advances made with respect to the  Mortgage  Loans for which the  Servicer  would be  permitted  to  reimburse  itself in  accordance  with this
                  Agreement,  assuming the Servicer had made the related Servicer Advances.  Any Advance  Reimbursement Amount that the
                  Servicer,  in its  capacity  as  Servicer,  is  entitled  to be  paid  shall  not be  included  in  distributions  to
                  Noteholders.  An Advance Facility  Counterparty whose obligations are limited to the making of Servicer Advances will not be deemed to be a Subservicer  under this  Agreement or be required to meet the criteria for  qualification  as a
                  Subservicer under this Agreement.

         (d)      Any Advance  Reimbursement  Amount  allocated  to reimburse  Servicer  Advances  made with respect to any  particular
                  Mortgage Loan shall be allocated to the  reimbursement  of the  unreimbursed  Servicer  Advances made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis,  such that the Advance  Reimbursement  Amount shall be applied to reimburse the Servicer  Advance for that Mortgage Loan that was disbursed  earliest in time first,  and to reimburse the Servicer  Advance for that Mortgage Loan that was disbursed  latest in time,  last.  The Servicer shall provide to the related Advance  Facility  Counterparty or Advance  Facility  Trustee  loan-by-loan  information  with respect to each Advance  Reimbursement  Amount remitted to such Advance  Facility  Counterparty  or Advance  Facility
                  Trustee, to enable the Advance Facility  Counterparty or Advance Facility Trustee to make the FIFO allocation of each such  Advance  Reimbursement  Amount with  respect to each  Mortgage  Loan,  and no right of offset  shall apply with respect to any such Advance Reimbursement Amount.

         (e)      Upon request of the Servicer, the Indenture Trustee agrees to execute such acknowledgments,  certificates,  and other documents  recognizing the interests of any Advance Facility Counterparty in such Advance Reimbursement Rights as the
                  Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

         (f)      The Indenture  Trustee shall not, as a result of the  existence of any Advance  Facility,  have any duty or liability with respect to the calculation of any Advance  Reimbursement  Amount nor have any responsibility to track or monitor the administration of the Advance Facility.

                                                              ARTICLE IV

                                                         Servicing Certificate

         Section 4.01 Statements to Securityholders.

         (a)      With respect to each Payment Date, on the Business Day following the related  Determination  Date, the Servicer shall forward to the Indenture  Trustee and the Indenture  Trustee  pursuant to Section 3.26 of the Indenture shall forward or cause  to be  forwarded  by mail or  otherwise  make  available  electronically  at  www.sfr.bankofny.com  to each
                  Certificateholder,  Noteholder,  the  Depositor,  the Owner  Trustee,  the  Certificate  Paying Agent and each Rating
                  Agency,  a statement  setting forth the  following  information  (the  "Servicing  Certificate")  as to the Notes and
                  Certificates, to the extent applicable:

                    (i)    the applicable Record Date, Determination Date and Payment Date;

                    (ii)   the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

                    (iii)  the Servicing Fee payable to the Servicer;

                    (iv)   the  amount of any other  fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

                    (v)    the aggregate amount of (a) Interest Collections,  (b) Principal  Collections,  (c) Substitution  Adjustment
         Amounts and (d) Excess Spread, for the related Collection Period;

                    (vi)   the amount paid as principal to the Noteholders of each Class of Notes;

                    (vii)  the  amount  paid as  interest  to the  Noteholders  of each  Class of Notes,  the  amount of any Relief Act
         Shortfalls for the related Payment Date;

                    (viii) the aggregate amount of interest  remaining  unpaid,  if any, for each of the Notes,  after giving effect to the payments made on such Payment Date;

                    (ix)   the amount of such  distribution as principal and interest to the  Certificateholders  of the  Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Balance thereof;

                    (x)    the aggregate Principal Balance of the Mortgage Loans as of the end of the related Collection Period;

                    (xi)   the number and aggregate  Principal  Balances of Mortgage Loans (a) as to which the Minimum  Monthly Payment is delinquent for 30-59 days, 60-89 days,  90-119 days,  120-149 days,  150-179 days and greater than 180 days,  respectively,
         (b) the related Mortgaged  Property of which has been foreclosed upon and (c) as to which the related  Mortgaged  Property has become REO Property,  in each case as of the end of the related Collection Period;  provided,  however,  that such information shall not be provided on the statements relating to the first Payment Date;

                    (xii)  the number and aggregate Principal Balance of Mortgage Loans repurchased  pursuant to Section 3.15(a) herein during the related Collection Period;

                    (xiii) the Net WAC Rate for the related Collection Period;

                    (xiv)  the  aggregate  Liquidation  Loss  Amounts  with  respect  to the  related  Collection  Period,  the  amount distributed  as principal to  Noteholders in respect of  Liquidation  Loss Amounts and the aggregate of the  Liquidation  Loss
         Amounts (minus any Subsequent  Net Recovery  Amounts) from all Collection  Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date Principal Balances of the Mortgage Loans;

                    (xv)   the aggregate Note Balance of each Class of Notes and the Certificate  Balance of each Class of Certificates after giving effect to the distribution of principal on such Payment Date;

                    (xvi)  the Percentage  Interest  applicable to each of the Securities,  after  application of payments made on such
         Payment Date; and

                    (xvii) the Overcollateralization Amount as of the end of the related Collection Period.

         In the case of  information  furnished  pursuant  to clauses  (vi) and (vii)  above,  the  amounts  shall be  expressed  as an aggregate dollar amount per Note or Certificate,  as applicable,  with a $25,000 denomination per Note and with a denomination equal to a 100% Percentage Interest per Certificate.

         If a Servicing Default shall occur, on the Business Day following the related  Determination  Date, the Servicer shall forward to the Indenture Trustee a statement to such effect,  including the nature of such Servicing Default.  The Indenture Trustee,  pursuant to Section 3.26 of the  Indenture,  shall  deliver or cause to be delivered by mail to each  Certificateholder,  each  Noteholder,  the
Depositor,  the Owner Trustee,  the Certificate Paying Agent and each Rating Agency,  notice of such Servicing  Default,  including the nature thereof.  Such statement may be included in, or separate from, the regular statement made available to Securityholders.

         The Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files  containing the same information in an alternative  format) available each month to  Securityholders,  and other parties to this Agreement via the Indenture
Trustee's  internet  website.  The  Indenture  Trustee's  internet  website  shall  initially  be  located  at  "www.sfr.bankofny.com."
Assistance in using the website can be obtained by calling the Indenture  Trustee's  customer  service desk at (800) 332-4550.  Parties that are  unable to use the above  distribution  options  are  entitled  to have a paper  copy  mailed to them via first  class mail by calling the customer  service desk and  indicating  such.  The Indenture  Trustee shall have the right to change the way the statements to  Securityholders  are distributed in order to make such distribution more convenient or more accessible to the above parties and the
Indenture  Trustee shall  provide  timely and adequate  notification  to all above  parties  regarding any such changes.  The Indenture
Trustee may require registration and the acceptance of a disclaimer in connection with access to its website.

         (b)      The Servicer  shall  forward to the Indenture  Trustee any other  information  reasonably  requested by the Indenture
                  Trustee  necessary to make  distributions  pursuant to Section 3.05 of the Indenture.  Prior to the close of business on the Business Day next succeeding each  Determination  Date, the Servicer shall furnish a written  statement to the
                  Certificate  Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the  Custodial  Account and  deposited  into the Note  Payment  Account or  Distribution  Account on the Business Day
                  preceding  the related  Payment Date  pursuant to Section  3.03.  The  determination  by the Servicer of such amounts shall, in the absence of obvious error, be deemed to be  presumptively  correct for all purposes  hereunder,  and the
                  Owner Trustee and the Indenture  Trustee shall be protected in relying upon the same without any independent check or verification.  In addition,  upon the Issuer's written request,  the Servicer shall promptly furnish such information reasonably  requested by the Issuer that is reasonably  available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 4.02 Tax Returns and 1934 Act Reports

         (a)      The  Servicer  will act as the Tax  Matters  Partner or the agent for the Tax Matters  Partner  pursuant to the Trust
                  Agreement.  The  Servicer  agrees to perform the  obligations  of the Servicer set forth in Section 5.03 of the Trust
                  Agreement.  The Servicer will prepare and file or cause to be prepared and filed all tax and  information  returns of the Trust Estate.

         (b)      The Servicer  shall,  on behalf of the Depositor and in respect of the Trust Estate,  sign and cause to be filed with the Commission any periodic  reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form 10-K, Form 10-D and Form
                  8-K. In connection  with the  preparation  and filing of such periodic  reports,  the Indenture  Trustee shall timely provide to the Servicer (I) a list of Securityholders  as shown on the Certificate  Register and the Note Register as of the end of each calendar year, (II) copies of all pleadings,  other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as trustee hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice  of all matters that, to the actual  knowledge of a Responsible
                  Officer of the Indenture  Trustee,  have been  submitted to a vote of the  Securityholders,  other than those matters that have been  submitted  to a vote of the  Securityholders  at the request of the  Depositor or the  Servicer,  and
                  (IV) notice  of any failure of the Indenture  Trustee to make any  distribution  to the  Securityholders  as required pursuant to this  Agreement.  The  Indenture  Trustee  shall not have any  liability  with respect to the  Servicer's failure to properly  prepare or file such periodic reports and the Servicer shall not have any liability with respect to such failure  resulting  from or relating to the  Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

         (c)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include:

                  (i)      A certification,  signed by the senior officer in charge of the servicing functions of the Servicer,  in the form  attached  as Exhibit E hereto or such other form as may be  required  or  permitted  by the  Commission  (the "Form 10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

                  (ii)     A report  regarding  its  assessment of compliance  during the preceding  calendar year with all  applicable servicing  criteria set forth in relevant  Commission  regulations  with respect to  mortgage-backed  securities  transactions taken as a whole  involving  the Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating  in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation  AB. The Servicer shall obtain from all other parties participating in the servicing function any required certifications.

                  (iii)    With  respect to each  assessment  report  described  immediately  above,  a report by a  registered  public accounting  firm that  attests  to, and reports  on, the  assessment  made by the  asserting  party,  as set forth in relevant
         Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.11.

                  (iv)     The servicer compliance certificate required to be delivered pursuant Section 3.10.

         (d)      In  connection  with the Form 10-K  Certification,  the  Indenture  Trustee shall provide the Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

         (e)      This  Section  4.03  may be  amended  in  accordance  with  this  Servicing  Agreement  without  the  consent  of the
                  Securityholders.

         (f)      The Indenture  Trustee shall make  available on the Indenture  Trustee's  internet  website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, as soon as reasonably  practicable  upon delivery of such reports to the Indenture Trustee.

                                                               ARTICLE V

                                                         Note Payment Account

         Section 5.01    Note Payment  Account.  The Indenture  Trustee shall establish and maintain an Eligible  Account entitled "The
Bank of New York Trust Company,  N.A., as Indenture Trustee,  for the benefit of the  Securityholders and the Certificate Paying Agent,
pursuant to the Indenture,  dated as of October 26, 2007,  between GMACM Home Equity Loan Trust 2007-HE3 and The Bank of New York Trust
Company,  N.A."  (the "Note  Payment  Account").  On each  Payment  Date,  amounts on  deposit  in the Note  Payment  Account  shall be distributed  by the  Indenture  Trustee in  accordance  with  Section  3.05 of the  Indenture.  Amounts on deposit in the Note  Payment
Account will remain uninvested and all benefit therefrom shall be for the benefit of the Indenture Trustee.

                                                              ARTICLE VI

                                                             The Servicer

         Section 6.01 Liability  of the  Servicer.  The  Servicer  shall be liable in  accordance  herewith  only to the  extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 Merger or  Consolidation  of, or  Assumption  of the  Obligations  of, the  Servicer.  Any Person  into which the
Servicer  may be merged or converted or with which it may be  consolidated,  or any Person  resulting  from any merger,  conversion  or consolidation  to which the  Servicer  shall be a party,  or any  Person  succeeding  to the  business  of the  Servicer,  shall be the successor  of the  Servicer  hereunder,  without  the  execution  or filing of any paper or any  further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Servicer may assign its rights and delegate its duties and  obligations  under this Agreement;  provided,  that the Person accepting such  assignment or delegation  shall be a Person  qualified to service  mortgage  loans,  is willing to service the Mortgage
Loans and  executes  and  delivers to the Issuer an  agreement,  that  contains an  assumption  by such Person of the due and  punctual performance  and  observance  of each  covenant and  condition to be performed or observed by the Servicer  under this  Agreement;  and provided  further,  that no Rating Event will occur as a result of such  assignment  and  delegation  (as evidenced by a letter to such effect from each Rating Agency);  and provided  further,  that the Owner Trustee shall receive an Opinion of Counsel to the effect that such assignment or delegation will not result in an Adverse REMIC Event.

         Section 6.03 Limitation  on Liability of the  Servicer and Others.  Neither the Servicer nor any of the  directors or officers or employees or agents of the Servicer  shall be under any liability to the Issuer,  the Owner  Trustee,  the Indenture  Trustee or the
Securityholders  for any  action  taken or for  refraining  from the taking of any action in good  faith  pursuant  to this  Agreement;
provided,  however,  that this provision  shall not protect the Servicer or any such Person against any liability that would  otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its duties  hereunder  or by reason of its  reckless  disregard of its  obligations  and duties  hereunder.  The Servicer and any director or officer or employee or agent of the  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person respecting  any matters  arising  hereunder.  The  Servicer  and any  director,  officer,  employee or agent of the  Servicer  shall be indemnified  by the Issuer and held  harmless  against any loss,  liability  or expense  incurred in  connection  with any legal action relating to this  Agreement or the  Securities,  including any amount paid to the Owner Trustee or the  Indenture  Trustee  pursuant to
Section  6.06(b),  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage  Loans (except as any such loss,  liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the performance of its duties hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Servicer  shall not be under any  obligation  to appear in, prosecute  or defend any legal  action that is not  incidental  to its duties to service the  Mortgage  Loans in  accordance  with this
Agreement,  and that in its opinion may involve it in any expense or liability;  provided,  however,  that the Servicer may in its sole discretion  undertake any such action that it may deem  necessary or desirable in respect of this  Agreement,  the rights and duties of the parties hereto and the interests of the  Securityholders.  In such event,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer,  and the Servicer shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to  indemnity  or  reimbursement  pursuant  to this  Section  6.03 shall  survive any resignation  or  termination  of the  Servicer  pursuant  to  Section  6.04 or 7.01 with  respect  to any  losses,  expenses,  costs or liabilities  arising prior to such  resignation  or  termination  (or arising from events that occurred  prior to such  resignation  or termination).

         Section 6.04 Servicer  Not to Resign.  Subject to the  provisions  of Section  6.02,  the  Servicer  shall not resign from the obligations and duties hereby imposed on it except (a) upon  determination  that the performance of its obligations or duties hereunder are no longer  permissible  under  applicable  law or are in material  conflict by reason of applicable  law with any other  activities carried on by it or its  subsidiaries  or Affiliates,  the other  activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its  subsidiaries or Affiliates at the date of this Agreement or (b) upon  satisfaction of the following  conditions:  (i) the Servicer  shall have proposed a successor  Servicer to the Issuer and the Indenture  Trustee in writing and such proposed  successor  Servicer is reasonably  acceptable to the Issuer and the Indenture  Trustee;  and (ii) each Rating Agency shall have delivered a letter to the Issuer and the Indenture  Trustee prior to the appointment of the successor  Servicer stating that the proposed  appointment of such successor Servicer as Servicer hereunder will not cause a Rating Event;  provided,  however,  that no such  resignation by the Servicer shall become  effective  until such  successor  Servicer or, in the case of (a) above,  the Indenture
Trustee,  as pledgee of the Mortgage  Loans,  shall have  assumed the  Servicer's  responsibilities  and  obligations  hereunder or the
Indenture  Trustee,  as pledgee of the Mortgage Loans,  shall have designated a successor Servicer in accordance with Section 7.02. Any such resignation  shall not relieve the Servicer of  responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations  that survive the  resignation or termination of the Servicer.  Any such  determination  permitting the  resignation of the
Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

         Section 6.05 Delegation  of Duties.  In the  ordinary  course of  business,  the  Servicer at any time may delegate any of its duties  hereunder to any Person,  including  any of its  Affiliates,  that agrees to conduct such duties in accordance  with  standards comparable to those with which the Servicer  complies  pursuant to Section 3.01. Such delegation  shall not relieve the Servicer of its obligations,  liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation  within the meaning of Section 6.04.

         Section 6.06 Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

         (a)      After the Closing Date, the Servicer covenants and agrees to pay to the Owner Trustee,  the Indenture Trustee and any
                  co-trustee of the  Indenture  Trustee or the Owner Trustee from time to time,  and the Owner  Trustee,  the Indenture
                  Trustee and any such  co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust and, in the case of the  Indenture
                  Trustee, for so long as GMAC Mortgage,  LLC is the Servicer shall be as set forth in the letter agreement between the
                  Indenture  Trustee and the Servicer  dated as of October 26,  2007) for all services  rendered by each of them in the execution of the trusts  created under the Trust  Agreement and the Indenture and in the exercise and  performance of any of the powers and duties under the Trust  Agreement or the  Indenture,  as the case may be, of the Owner Trustee, the Indenture  Trustee and any  co-trustee,  and the Servicer  will pay or reimburse  the  Indenture  Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances  incurred or made by the Indenture
                  Trustee or any  co-trustee in accordance  with any of the  provisions of this  Agreement,  the Indenture or the Trust
                  Agreement except any such expense,  disbursement or advance as may arise from its negligence,  willful misfeasance or bad faith.  In  addition,  the  Indenture  Trustee  shall be  entitled to be  reimbursed  from the  Servicer  for all reasonable  costs  associated with the transfer of servicing from the predecessor  servicer  pursuant to Section 7.02 hereunder,  including,  without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the  completion,  correction or  manipulation of such servicing data as may be required by the
                  Indenture  Trustee  to  correct  any errors or  insufficiencies  in the  servicing  data or  otherwise  to enable the
                  Indenture Trustee to service the Mortgage Loans properly and effectively.

         (b)      The Servicer agrees to indemnify the Indenture  Trustee and the Owner Trustee for, and to hold the Indenture  Trustee and the Owner  Trustee,  as the case may be,  harmless  against,  any loss,  liability  or expense  incurred  without negligence,  bad faith or willful  misconduct on the part of the Indenture Trustee or the Owner Trustee,  as the case may be,  arising out of, or in  connection  with,  the  acceptance  and  administration  of the Issuer and the assets thereof,  including the costs and expenses (including  reasonable legal fees and expenses) of defending the Indenture
                  Trustee or the Owner Trustee,  as the case may be,  against any claim in connection  with the exercise or performance of any of its powers or duties under any Basic Document; provided that:

                         (i)        with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

                         (ii)       while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner
                           Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense;
                           and

                         (iii)      notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer.

No  termination  of this Agreement or  resignation  or removal of the Indenture  Trustee shall affect the  obligations  created by this
Section 6.06 of the Servicer to indemnify  the  Indenture  Trustee and the Owner  Trustee  under the  conditions  and to the extent set forth herein.

         Notwithstanding the foregoing,  the indemnification  provided by the Servicer in this Section 6.06(b) shall not pertain to any loss,  liability or expense of the  Indenture  Trustee or the Owner  Trustee,  including  the costs and  expenses of  defending  itself against any claim,  incurred in connection  with any actions  taken by the  Indenture  Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Agreement.

                                                              ARTICLE VII

                                                                Default

         Section 7.01 Servicing Default.

         (a)      If a Servicing  Default shall occur and be continuing,  then, and in every such case, so long as a Servicing  Default shall not have been remedied by the Servicer,  either the Issuer or the Indenture  Trustee,  upon actual knowledge of the occurrence of a Servicing Default, by notice then given in writing to the Servicer,  the Issuer and the Indenture
                  Trustee,  may terminate all of the rights and obligations of the Servicer as servicer under this Agreement other than its right to receive  servicing  compensation  and expenses for servicing  the Mortgage  Loans  hereunder  during any period  prior to the date of such  termination,  and the Issuer or the  Indenture  Trustee,  may exercise any and all other  remedies  available  at law or equity.  Any such  notice to the  Servicer  shall also be given to each  Rating
                  Agency and the Issuer.  On or after the receipt by the Servicer of such written  notice,  all  authority and power of the Servicer under this Agreement,  whether with respect to the Securities or the Mortgage Loans or otherwise,  shall pass to and be vested in the Indenture  Trustee,  subject to Section 7.02 hereof,  as pledgee of the Mortgage  Loans, pursuant to and under this Section 7.01; and,  without  limitation,  the Indenture  Trustee is hereby  authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and to do or  accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement of each Mortgage Loan and related  documents,  or otherwise.  The Servicer  agrees to cooperate with the Issuer and Indenture  Trustee,  as the case may be, in effecting the termination of the  responsibilities  and rights of the Servicer hereunder,  including, without  limitation,  the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage  Loans that shall at the time be held by the  Servicer  and to be  deposited  by it in the  Custodial
                  Account,  or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans,  the recordation of Assignments of Mortgages to the Indenture  Trustee if MERS is
                  not the  mortgagee of a Mortgage  Loan,  and the delivery of the Mortgage  Files in its  possession  to the Indenture
                  Trustee.  All reasonable costs and expenses  (including,  but not limited to, attorneys' fees) incurred in connection with amending this  Agreement to reflect such  succession as Servicer  pursuant to this Section 7.01 shall be paid by the  predecessor  Servicer (or if the  predecessor  Servicer is the Indenture  Trustee,  the initial  Servicer)  upon presentation of reasonable documentation of such costs and expenses.

         (b)      Notwithstanding  any  termination  of the  activities of the Servicer  hereunder,  the Servicer  shall be entitled to receive,  out of any late  collection of a payment on a Mortgage  Loan which was due prior to the notice  terminating the Servicer's  rights and obligations  hereunder and received after such notice,  that portion to which the Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect thereof,  and any other  amounts  payable to the Servicer  hereunder the  entitlement  to which arose prior to the  termination  of its activities hereunder.

         Notwithstanding  the foregoing,  a delay in or failure of performance  under clause (i) or (ii) of the definition of Servicing
Default,  after the applicable  grace periods  specified  therein,  shall not  constitute a Servicing  Default if such delay or failure could not be prevented by the  exercise of  reasonable  diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared war, public disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning, fire,  hurricanes,  earthquakes,  floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this  Agreement.  The Servicer shall provide the Indenture  Trustee and the  Securityholders  with notice of any such failure or delay by it, together with a description of its efforts to so perform its obligations.  The Servicer shall  immediately  notify the Indenture  Trustee and the Issuer in writing of any Servicing Default.

         Section 7.02 Indenture Trustee to Act; Appointment of Successor.

         (a)      (a)      On and after the time the  Servicer  receives a notice of  termination  pursuant to Section  7.01 or sends a notice  pursuant to Section 6.04,  the Indenture  Trustee as pledgee of the Mortgage  Loans shall itself  become,  or shall  appoint an affiliate of the  Indenture  Trustee to become the successor in all respects to the Servicer in its capacity  as  servicer  under  this  Agreement  and the  transactions  set forth or  provided  for  herein  and shall immediately  assume all of the  obligations of the Servicer to make advances on Mortgage Loans under Section  3.02(b)
                  and will be subject to all other responsibilities,  duties and liabilities relating thereto placed on the Servicer by the terms and  provisions  hereof as soon as  practicable,  but in no event  later than 90 days  after the  Indenture
                  Trustee becomes successor  servicer.  During such 90 day period, the Indenture Trustee may require the Servicer being terminated to continue to perform such servicing  responsibilities  (other than making advances on the Mortgage Loans under Section  3.02(b)) as the Indenture  Trustee deems  appropriate.  In such event,  the Servicer being  terminated shall  provide  such  services as directed by the  Indenture  Trustee  until the  earliest of the date the  Indenture
                  Trustee notifies such Servicer to discontinue providing such services,  the date on which a successor servicer or the
                  Indenture  Trustee has  assumed  all  responsibilities,  duties and  liabilities  of the  Servicer  hereunder  or the expiration  of the 90 day period.  The  Servicer  shall be entitled to the  Servicing  Fee  hereunder  for any period during which the Servicer is obligated to provide such  services as if no  termination  of the Servicer had occurred.
                  Nothing in this Agreement or in the Trust Agreement shall be construed to permit or require the Indenture  Trustee to
                  (i) succeed to the  responsibilities,  duties and liabilities of the initial Servicer in its capacity as Seller under the Purchase  Agreement,  (ii) be  responsible  or  accountable  for any act or omission of the Servicer prior to the issuance of a notice of termination  hereunder,  (iii) require or obligate the Indenture Trustee,  in its capacity as successor  Servicer,  to purchase,  repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Permitted
                  Investment  directed by any other  Servicer,  or (v) be  responsible  for the  representations  and warranties of the
                  Servicer.  As compensation  therefor,  the Indenture  Trustee shall be entitled to such  compensation as the Servicer would  have been  entitled  to  hereunder  if no such  notice of  termination  had been  given.  Notwithstanding  the foregoing,  if the Indenture Trustee is (x) unwilling to act as successor  Servicer itself or to appoint an affiliate to become  successor  Servicer,  or (y) legally  unable so to act, the  Indenture  Trustee as pledgee of the Mortgage
                  Loans may (in the situation  described in clause (x)) or shall (in the situation  described in clause (y)) petition a court of  competent  jurisdiction  to appoint any  established  housing and home finance  institution,  bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer  hereunder in the  assumption  of all or any  part of the  responsibilities,  duties  or  liabilities  of the  Servicer  hereunder;
                  provided,  that  the  appointment  of any such  successor  Servicer  will  not  result  in a  Rating  Event.  Pending appointment  of a successor to the Servicer  hereunder,  unless the  Indenture  Trustee is  prohibited by law from so acting,  the Indenture  Trustee  itself shall act or appoint an affiliate to act in such capacity as provided  above.
                  In connection with such  appointment and assumption,  the successor shall be entitled to receive  compensation out of payments on Mortgage Loans in an amount equal to the  compensation  that the Servicer  would  otherwise have received pursuant to Section 3.09 (or such other  compensation as the Indenture  Trustee and such successor shall agree).  The appointment of a successor  Servicer shall not affect any liability of the predecessor  Servicer that may have arisen under this  Agreement  prior to its  termination as Servicer  (including  the  obligation to purchase  Mortgage Loans pursuant to Section 3.01, to pay any deductible  under an insurance  policy  pursuant to Section 3.04 or to indemnify the  Indenture  Trustee  pursuant  to  Section  6.06),  nor shall any  successor  Servicer  be liable for any acts or omissions of the predecessor  Servicer or for any breach by such Servicer of any of its representations or warranties contained  herein or in any related document or agreement.  The Indenture  Trustee and such successor shall take such action,  consistent with this Agreement and the requirements  (including any notice  requirements) of applicable law, as shall be necessary to effectuate any such succession.  Notwithstanding  the foregoing,  the Indenture Trustee,  in its capacity as successor  Servicer,  shall not be responsible for the lack of information  and/or  documents that it cannot obtain  through  reasonable  efforts or for failing to take any action that the  Indenture  Trustee is legally prohibited from taking by applicable law.

         (b)      Any  successor,  including the Indenture  Trustee,  to the Servicer as servicer shall during its term as Servicer (i)
                  continue to service and  administer the Mortgage  Loans for the benefit of the  Securityholders  and (ii) maintain in force a policy or policies of insurance  covering  errors and  omissions in the  performance  of its  obligations  as
                  Servicer  hereunder and a fidelity  bond in respect of its  officers,  employees and agents to the same extent as the
                  Servicer is so required pursuant to Section 3.13.

         (c)      Any  successor  Servicer,  including the  Indenture  Trustee,  shall not be deemed in default or to have breached its duties hereunder if the predecessor  Servicer shall fail to deliver any required deposit to the Custodial  Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d)      In connection  with the  termination or resignation of the Servicer  hereunder,  either (i) the  successor  Servicer, including  the  Indenture  Trustee if the  Indenture  Trustee is acting as successor  Servicer,  shall  represent and warrant  that it is a member of MERS in good  standing and shall agree to comply in all  material  respects  with the rules and procedures of MERS in connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Servicer shall  cooperate  with the successor  Servicer in causing MERS to revise its records to reflect  the  transfer  of  servicing  to the  successor  Servicer  as  necessary  under  MERS'  rules and regulations,  or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture  Trustee and to execute and deliver such other  notices,  documents and other  instruments as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing  of such  Mortgage  Loan on the MERS® System to the  successor
                  Servicer.  The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate  recording office.  The  predecessor  Servicer  shall  bear any and all fees of MERS,  costs of  preparing  any  assignments  of
                  Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this  subsection (d).
                  The  successor  Servicer  shall cause such  assignment  to be delivered  to the  Indenture  Trustee or the  Custodian promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03 Notification  to  Securityholders.  Upon  any  termination  of or  appointment  of a  successor  to the  Servicer pursuant to this Article VII or Section 6.04, the Indenture  Trustee shall give prompt  written notice thereof to the  Securityholders, the Issuer and each Rating Agency.

                                                             ARTICLE VIII
                                                       Miscellaneous Provisions

         Section 8.01 Amendment.  This  Agreement  may be amended  from time to time by the  parties  hereto;  provided,  that any such amendment  shall be  accompanied  by a letter from each Rating  Agency to the effect  that such  amendment  will not result in a Rating
Event; and provided further, that the Indenture Trustee shall consent thereto.

         Section 8.02 GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  REGARD TO THE CONFLICT OF LAW  PRINCIPLES  THEREOF,  OTHER THAN SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK GENERAL
OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03 Notices.  All  demands,  notices  and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail, return receipt requested,  to (a) in the case of the Servicer,
100 Witmer Road,  Horsham,  Pennsylvania  19044,  Attention:  Anthony Renzi, (b) in the case of Moody's,  Home Mortgage Loan Monitoring
Group,  4th Floor, 99 Church Street,  New York, New York 10001, (c) in the case of Standard & Poor's,  55 Water  Street,  New York, New
York 10041-0003,  Attention: Residential  Mortgage Surveillance Group, (d) in the case of the Owner Trustee,  Wilmington Trust Company,
Rodney Square North,  1100 North Market Street,  Wilmington,  Delaware 19890-0001 and (e) in the case of the Issuer,  GMACM Home Equity
Loan  Trust  2007-HE3,  c/o the Owner  Trustee at the  address  set forth in clause  (e)  above,  and (g) in the case of the  Indenture
Trustee,  at the Corporate  Trust Office of the Indenture  Trustee;  or, with respect to each of the foregoing  Persons,  at such other address as shall be designated by such Person in a written  notice to the other  foregoing  Persons.  Any notice  required or permitted to be mailed to a Securityholder  shall be given by first class mail, postage prepaid,  at the address of such  Securityholder as shown in the Note Register or  Certificate  Register,  as the case may be. Any notice so mailed within the time  prescribed in this Agreement shall be conclusively  presumed to have been duly given,  whether or not the related  Securityholder  receives such notice.  Any notice or other  document  required to be delivered  or mailed by the  Indenture  Trustee to any Rating  Agency shall be given on a reasonable efforts  basis and only as a matter of courtesy and  accommodation,  and the  Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

         Section 8.04 Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or  terms  of this
Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

         Section 8.05 Third-Party  Beneficiaries.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties hereto, the Securityholders,  the Owner Trustee and their respective successors and permitted assigns.  Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         Section 8.06 Counterparts.  This  instrument  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.07 Effect of Headings  and Table of  Contents.  The Article  and Section  headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.08 Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans; Partial Redemption.

         (a)      The respective  obligations and responsibilities of the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action  required to be taken by the Issuer  pursuant to the Trust Agreement and by the Indenture  Trustee
pursuant to the Indenture following the earlier of:

                         (i)        the date on or before which the Indenture or the Trust Agreement is terminated, or

                         (ii)       the purchase by the Servicer from the Issuer of all Mortgage  Loans and REO Property in  accordance with Section 8.08(b).(b) The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the aggregate Note Balance of the Notes as of any Payment  Date, prior to giving effect to any payments on such Payment Date, is less than 10% of the aggregate Note Balance of the Notes as of the Closing Date  (provided  that the purchase price will provide  sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be  distributed  to the  Securityholders),  at a price equal to 100% of the aggregate  unpaid  Principal  Balance of all such remaining
Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the
Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property) (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time),

                  If such right is exercised  by the  Servicer,  the  Servicer  shall  deposit the amount  calculated  pursuant to this
Section  8.08(b) with the  Indenture  Trustee  pursuant to Section 4.10 of the Indenture  and,  upon the receipt of such  deposit,  the
Indenture  Trustee or Custodian  shall  release to the  Servicer,  the files  pertaining  to the Mortgage  Loans being  purchased.  The
Servicer,  at its expense,  shall prepare and deliver to the Indenture  Trustee for execution,  at the time the related  Mortgage Loans are to be released to the Servicer,  appropriate  documents assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

         Section 8.09 Certain Matters Affecting the Indenture  Trustee.  For all purposes of this Agreement,  in the performance of any of its duties or in the  exercise  of any of its powers  hereunder,  the  Indenture  Trustee  shall be subject to and  entitled  to the benefits of Article VI of the Indenture.

         Section 8.10 Owner Trustee Not Liable for Related  Documents.  The recitals  contained herein shall be taken as the statements of the Servicer,  and the Owner Trustee and the Indenture  Trustee assume no  responsibility  for the  correctness  thereof.  The Owner
Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Agreement,  of any Basic Document or Related  Document,  or of the  Certificates  (other  than the  signatures  of the Owner  Trustee  and the  Indenture  Trustee on the
Certificates)  or the Notes.  The Owner Trustee and the Indenture  Trustee shall at no time have any  responsibility  or liability with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under the Trust  Agreement or the  Noteholders  under the Indenture,  including the  compliance by the Depositor,  the Seller or the Servicer with any warranty or  representation  made under any Basic  Document or the  accuracy of any such  warranty or  representation,  or any action of any person taken in the name of the Owner Trustee or the Indenture Trustee.

                                                              ARTICLE IX
                                                     Compliance With Regulation AB

         Section 9.01 Intent of the Parties; Reasonableness.

                  The Depositor,  the Indenture  Trustee and the Servicer  acknowledge and agree that the purpose of this Article IX is to facilitate  compliance by the Depositor  with the provisions of Regulation AB and related rules and  regulations of the  Commission.
The Depositor shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good faith,  or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and regulations of the
Commission  under  the  Securities  Act and the  Exchange  Act.  Each of the  Servicer  and the  Indenture  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation  AB. Each of the Servicer and the Indenture  Trustee shall  cooperate  reasonably with the Depositor to deliver to the Depositor  (including  any of its assignees or  designees),  any and all  disclosure,  statements, reports,  certifications,  records and any other information necessary in the reasonable,  good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

         Section 9.02 Additional Representations and Warranties of the Indenture Trustee.

         (a)      The  Indenture  Trustee  shall be deemed to represent  and warrant to the Depositor as of the date hereof and on each date on which  information is provided to the Depositor  under Sections 9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the Depositor prior to such date:  (i) there are no material legal or governmental  proceedings  pending (or known to be  contemplated)
against it that would be material to Noteholders;  (ii) there are no  relationships  or  transactions  (as described in Item 1119(b) of
Regulation  AB) relating to the Indenture  Trustee with respect to the Depositor or any sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the Securitization  Transaction  contemplated by the Servicing Agreement,  as identified by the Depositor to the  Indenture  Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the ordinary  course of business  or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction,  and that are material to the investors'  understanding of the Notes; and (iii) the  Indenture  Trustee is
not an affiliate (as  contemplated  by  Item 1119(a)  of  Regulation AB)  of any  Transaction  Party.  The  Depositor  shall notify the
Indenture Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Depositor on any date  following the Closing Date, the Indenture  Trustee  shall,  within five
Business  Days  following  such  request,  confirm  in  writing  the  accuracy  of the  representations  and  warranties  set  forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such  request  from the  Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the  representations  and warranties.

         Section 9.03 Information to Be Provided by the Indenture Trustee.

         For so long as the Company is subject to Exchange Act reporting  requirements  with respect to the Trust Fund, for the purpose of satisfying the Depositor's  reporting  obligation under the Exchange Act with respect to any class of Notes,  the Indenture  Trustee shall provide to the Depositor a written  description of (a) any litigation or governmental  proceedings  pending against the Indenture
Trustee as of the last day of each calendar month that would be material to  Noteholders,  and (b) any  affiliations  or  relationships
(as  described  in  Item 1119  of  Regulation AB)  that  develop  following  the Closing  Date  between the  Indenture  Trustee and any
Transaction  Party of the type  described  in  Section  9.02(a)(ii)  or  9.02(a)(iii)  as of the last day of each  calendar  year.  Any descriptions  required  with  respect  to legal  proceedings,  as well as  updates  to  previously  provided  descriptions,  under this
Section 9.03  shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs,  and any notices and  descriptions  required  with respect to  affiliations,  as well as updates to  previously  provided descriptions,  under this  Section 9.03  shall be given no later than January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the related  Payment Date with respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding the date each Report on Form 10-K  with respect to the Notes is filed,  the
Indenture  Trustee shall be deemed to represent and warrant that any  information  previously  provided by the Indenture  Trustee under this Article IX is materially  correct and does not have any material  omissions unless the Indenture Trustee has provided an update to such  information.  The Depositor will allow the Indenture  Trustee to review any disclosure  relating to material  litigation  against the  Indenture  Trustee  prior to filing such  disclosure  with the  Commission  to the extent the  Depositor  changes the  information provided by the Indenture Trustee.

         Section 9.04 Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Indenture Trustee shall:

         (a)      deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the  Depositor)  regarding the
Indenture  Trustee's  assessment of compliance with the applicable  Servicing Criteria during the immediately  preceding calendar year, as required  under  Rules 13a-18  and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report  shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

         (b)      deliver to the Depositor a report of a registered  public accounting firm satisfying the requirements of Rule 2-01 of
Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment of compliance  made by the  Indenture  Trustee and  delivered  pursuant  to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         Section 9.05 Indemnification; Remedies.

         (a)      The  Indenture  Trustee  shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the Servicer and each affiliate of the Servicer,  and the respective present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)      (A)     any untrue  statement  of a material  fact  contained  or  alleged to be  contained  in any information,  report,  certification,  accountants' attestation or other material provided under this Article IX by or on behalf of the
Indenture  Trustee  (collectively,  the  "Indenture  Trustee  Information"),  or (B) the  omission or alleged  omission to state in the
Indenture  Trustee  Information a material fact required to be stated in the  Indenture  Trustee  Information  or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;  or

                           (ii)     any failure by the Indenture Trustee to deliver any information,  report,  certification,  or other material  when and as  required  under  this  Article  IX,  other than a failure by the  Indenture  Trustee to deliver an  accountants'
attestation.

         (b)      In the case of any failure of  performance  described  in  clause (ii)  of Section  9.05(a),  as well as a failure to deliver an  accountants'  attestation,  the Indenture  Trustee  shall  (i) promptly  reimburse  the Depositor for all costs  reasonably incurred by the Depositor in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered by the  Indenture  Trustee as required  and  (ii) cooperate  with the  Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Servicer shall  indemnify the Indenture  Trustee,  each affiliate of the Indenture  Trustee and the respective  present and former  directors,  officers,  employees and agents of the Indenture  Trustee,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other  costs,  fees and  expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement  of a material fact contained or alleged to be contained in any  information  provided under this Servicing  Agreement by or on behalf of the
Depositor  or  Servicer  for  inclusion  in any  report  filed  with  Commission  under the  Exchange  Act  (collectively,  the  "GMACM
Information"),  or (ii) the omission or alleged omission to state in the GMACM Information a material fact required to be stated in the
GMACM Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

         (d)      Notwithstanding  any provision in this  Section 9.05  to the  contrary,  the parties agree that none of the Indenture
Trustee,  the Depositor or the Servicer shall be liable to the other for any consequential or punitive damages  whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

                  IN WITNESS  WHEREOF,  the  Servicer,  the Issuer and the  Indenture  Trustee  have caused this  Agreement  to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                          GMAC MORTGAGE, LLC,
                                                             as Servicer

                                                          By:_________________________________________________
                                                             Name:
                                                             Title:

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE3, as Issuer

                                                          By:     Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                                                          By:_________________________________________________
                                                             Name:
                                                             Title:

                                                          THE BANK OF NEW YORK TRUST COMPANY, N.A., as Indenture Trustee

                                                          By:_________________________________________________
                                                             Name:
                                                             Title:

                                                               EXHIBIT A

                                                        MORTGAGE LOAN SCHEDULE

                                                 [ON FILE WITH THE INDENTURE TRUSTEE]

                                                               EXHIBIT B

                                                       LIMITED POWER OF ATTORNEY

                                                    KNOW ALL MEN BY THESE PREMISES:

         That The Bank of New York Trust Company,  N.A., as indenture trustee (the "Indenture  Trustee"),  under the indenture dated as of October 26, 2007 (the "Indenture"),  between GMACM Home Equity Loan Trust 2007-HE3,  as issuer and the Indenture Trustee, a national banking association  organized and existing under the laws of the United States of America,  and having its principal office located at
2 North LaSalle Street,  Suite 1020, Chicago,  Illinois 60602, hath made,  constituted and appointed,  and does by these presents make, constitute  and  appoint  GMAC  Mortgage,  LLC, a limited  liability  company  organized  and  existing  under the laws of the State of
Delaware, its true and lawful Attorney-in-Fact,  with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any  instrument  on its behalf and to perform such other act or acts as may be  customarily  and  reasonably  necessary  and appropriate to effectuate the following  enumerated  transactions  in respect of any of the Mortgages  securing a Mortgage Loan and the related Mortgage Notes for which the undersigned is acting as Indenture  Trustee for various  Securityholders  (whether the undersigned is named therein as mortgagee or  beneficiary  or has become  mortgagee by virtue of  endorsement  of such Mortgage Note secured by any such Mortgage) and for which GMAC Mortgage,  LLC is acting as Servicer  pursuant to a Servicing  Agreement dated as of October 26, 2007
(the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.       The modification or re-recording of a Mortgage,  where said  modification or re-recording is for the purpose of correcting the
         Mortgage to conform same to the  original  intent of the parties  thereto or to correct  title  errors  discovered  after such title insurance was issued and said  modification or re-recording,  in either instance,  does not adversely affect the Lien of the Mortgage as insured.

2.       The  subordination  of the Lien of a Mortgage to an easement in favor of a public  utility  company or a government  agency or
         unit  with  powers  of  eminent  domain;  this  section  shall  include,   without   limitation,   the  execution  of  partial
         satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3.       With respect to a Mortgage,  the  foreclosure,  the taking of a deed in lieu of foreclosure,  or the completion of judicial or non-judicial foreclosure or termination,  cancellation or rescission of any such foreclosure,  including,  without limitation, any and all of the following acts:

         a.       The substitution of trustee(s) serving under a Mortgage, in accordance with state law and the Mortgage;

         b.       the preparation and issuance of statements of breach or non-performance;

         c.       the preparation and filing of notices of default and/or notices of sale;

         d.       Cancellations/rescissions of notices of default or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       The  preparation  and execution of such other documents and the performance of such other actions as may be necessary under the terms of the Mortgage or state law to expeditiously complete said transactions in this paragraph 3.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements and modification agreements.

6.       The full  satisfaction/release  of a Mortgage or full  reconveyance  upon payment and  discharge of all sums secured  thereby, including, without limitation, cancellation of the related Mortgage Note.

7.       The assignment of any Mortgage and the related  Mortgage Note, in connection  with the repurchase of the Mortgage Loan secured and evidenced thereby.

8.       The full assignment of a Mortgage upon payment and discharge of all sums secured  thereby in conjunction  with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

9.       The  modification  or  re-recording  of a  Mortgage,  where  said  modification  or  re-recording  is for the  purpose  of any modification pursuant to Section 3.01 of the Servicing Agreement.

10.      The execution of partial satisfactions/releases pursuant to Section 3.01 of the Servicing Agreement.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the
Indenture.

         This Power of Attorney is effective  for one (1) year from the date hereof or the earlier of  (i) revocation  by the Indenture
Trustee,  (ii) the  Attorney shall no longer be retained on behalf of the Indenture  Trustee or an affiliate of the Indenture  Trustee;
or (iii) the expiration of one year from the date of execution.

         The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.

         This  Agreement  shall be governed by, and construed in accordance  with,  the laws of the State of New York without regard to its conflicts of law principles.

         All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of
Attorney, be, and hereby are, ratified and affirmed.

         IN WITNESS  WHEREOF,  The Bank of New York Trust  Company,  N.A.,  as Indenture  Trustee,  and these  present to be signed and acknowledged in its name and behalf by  ___________________  its duly elected and authorized  Senior Vice President this _______ day of
___________________, 200_.

                                                           The Bank of New York Trust Company, N.A.

                                                           By:_____________________________________
                                                           Name:
                                                           Title:

                                                           Witness_________________________________
                                                           Printed Name:

                                                           Witness__________________________________
                                                           Printed Name:

                                                            ACKNOWLEDGEMENT

STATE OF

COUNTY OF

         Personally  appeared  before me the  above-named  _________________________,  known or proved to me to be the same  person who
executed the foregoing  instrument and to be the                 [Title]                 The Bank of New York Trust  Company,  N.A., as
Trustee for __________  _______,  and  acknowledged  that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

         Subscribed and sworn before me this _______ day of _______________, 200__.

                                                           ______________________________________
                                                           NOTARY PUBLIC
                                                           My Commission expires:

                                                               EXHIBIT C

                                                      FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full                                               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

GMAC Mortgage, LLC
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:            [__]     Mortgage Note

Name_____________________________________

Title____________________________________

Date_____________________________________

                                                              EXHIBIT D-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         1.       I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the  Exchange  Act  periodic  reports)  pursuant  to the  Servicing  Agreement  dated
October 26, 2007 (the "Agreement") among GMAC Mortgage,  LLC (the "Servicer"),  Home Loan Trust 2007-HE3 (the "Issuer") and The Bank of
New York Trust Company, N.A. (the "Indenture Trustee") and acknowledged and agreed to by Residential Asset Mortgage Products, Inc;

         2.       Based on my knowledge,  Exchange Act periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge,  the servicing  information  required to be provided to the Indenture  Trustee by the Servicer under the Servicing Agreement is included in these reports;

         3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form
10-D for the period covered by this report is included in the Exchange Act periodic reports;

         4.       I am responsible for reviewing the activities  performed by the Servicer and based on my knowledge and the compliance review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Servicer has fulfilled its obligations under the Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed  securities and their related attestation  reports on assessment of compliance with servicing  criteria for asset-backed  securities  required to be included in this report in  accordance  with  Item 1122 of  Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties: [the Indenture Trustee]

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

         ____________________________*
         Name:
         Title:

         * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                                                  EXHIBIT D-2

                                             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of The Bank of New York Trust Company, N.A., (the "Indenture Trustee") certifies that:

         (a)      The Indenture  Trustee has performed  all of the duties  specifically  required to be performed by it pursuant to the provisions  of the  Servicing  Agreement  dated as of October  26,  2007 (the  "Agreement")  by and among  GMACM Home Equity Loan Trust
2007-HE3, as depositor, GMAC Mortgage, LLC, as Servicer, and the Indenture Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge,  the information that is provided by the Indenture  Trustee pursuant to Section 4.02(b) of the
Agreement is accurate as of the last day of the 20[__] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20[__].

         ____________________________*
         Name:
         Title:

                                                               EXHIBIT E

                                                          SERVICING CRITERIA

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more
                     than two business days following receipt, or such other number of       held by Indenture
                     days specified in the transaction agreements.                               Trustee)
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash reserve
                     accounts or accounts established as a form of                          |X| (as to accounts
                     overcollateralization, are separately maintained (e.g., with            held by Indenture
                     respect to commingling of cash) as set forth in the transaction             Trustee)
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.*
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

_____________________________________

*        Subject to clarification by the Commission.